For Disclosure to the Securities and Exchange Commission

Mook Project NI 0318

Evaluation of Proved Developed Producing

And Proved Developed Non-Producing

Oil and Gas Reserves

To the Interests of Norris Industries

In Selected Leases in West Central and East Texas

Prepared for

Norris Industries

March 1, 2018

BRYANT M. MOOK, B.SC., M.ENG.
PETROLEUM ENGINEER AND GEOLOGIST
12926 KING CIRCLE
HOUSTON, TEXAS 77429-2936
TELE: +1 (713) 623-1158 • MOBILE: +1 (281) 253-2464
NEW YORK, NY TEL: +1 (212) 518-7752
LONDON, UK TEL: +44 (0) 20 7993 8268



June 6, 2018

Patrick Norris
Norris Industries
3011 W. Admiral Doyle Dr.
New Iberia, LA 70560

Subject: Evaluation of Combined Proved Developed Producing
And Proved Developed Non-Producing
Oil and Gas Reserves
Industries Western Petroleum, Inc.
In Selected Leases in West Central, Texas area.
Effective March 1, 2018
For Disclosure to the
Securities and Exchange Commission
Mook Project IWP 0318

Bryant M. Mook Petroleum Engineering and Geological Advisor (Mook) has performed an engineering evaluation to estimate combined proved developed producing (PDP) reserves as well as proved developed non-producing (PDNP) future combined net revenue from oil and gas properties to the subject interests. This evaluation was requested by Mr. Patrick Norris as an officer of Norris Industries Services LLC (NOR). Proved Behind Pipe (PBP) and Proved Undeveloped (PUD) were not considered in this report. Projections of the reserves and the future net revenue to the evaluated interests are based on economic parameters and operating conditions considered applicable as of March 1, 2018, and are pursuant to the financial reporting requirements of the Securities and Exchange Commission (SEC). This evaluation, in combination with other documents and data is being used by NOR for financial purposes. Following is a summary of the results of the evaluation effective March 1, 2018:

Net Reserves to the Evaluated Interests:	Proved Developed Producing (PDP)	Proved Developed Non-Producing (PDNP)	Proved Undeveloped (PUD)	Total Proved
Oil/Condensate (BO)	58,800	138,700	0.0	197,500
Gas (MCF)	861,000	3,747,800	0.0	4,608,800
Future Net Revenue				
Undiscounted	$3,055,300	$13,647,100	$0.0	$16,702,400
Discounted, NPV 10%	$1,703,400	$6,243,500	$0.0	$7,946,900

The attached definitions describe all categories of reserves and the discussion describes and includes the information for this evaluation.

It has been a pleasure to serve Norris Industries by preparing this geological and engineering evaluation. I will retain all related data and ancillary information in my files and will be available for review at your convenience.

Yours truly,

Attachments

CONTENTS

DEFINITIONS OF OIL AND GAS RESERVES[1]

Developed oil and gas reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

Proved oil and gas reserves [2]

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible - from a given date forward from known reservoirs, and under existing economic conditions, operating methods, and government regulations - prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas based on available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by

the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering: or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including government entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-date-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Probable reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proves reserves.

(iv) See also paragraphs (iv) and (vi) below in Possible reserves.

Possible reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or

exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a well bore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (iii) in the previous Proved oil and gas reserves section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists of an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

[1]These definitions are from 17CFR 210.4-10 (Federal Register Dated January 14, 2009).

[2] Bryant M. Mook Petroleum Engineering and Geological Advisor separates proved developed reserves into proved developed producing and proved developed nonproducing reserves. This is to identify proved developed producing reserves as those to be recovered from actively producing wells; proved developed nonproducing reserves as those to be recovered from wells or intervals within wells, which are completed but shut in waiting on equipment or pipeline connections, or wells where a relatively minor expenditure is required for recompletion to another zone.

DISCUSSION

INTRODUCTION

Bryant M. Mook Petroleum Engineering and Geological Advisor (Mook) has performed an engineering evaluation to estimate proved developed producing (PDP) reserves and future net revenue from oil and gas properties to the interests of Norris Industries (NOR). This evaluation was requested by Mr. Patrick Norris as an officer Norris Industries (NOR). The results of the evaluation are summarized in the cover letter and are presented by year in the reserve category summaries.

The individual projections of lease reserves and economics prepared to produce this report include data that describe the production forecasts and associated evaluation parameters such as interests, taxes, product prices, operating costs, investments, salvage values, and abandonment costs.

Projections of the reserves and future net revenue to the evaluated interests were based on economic parameters and operating conditions considered applicable as of February 28, 2018 and are pursuant to the financial reporting requirements of the Securities and Exchange Commission (SEC). This evaluation, in conjunction with other documents and data, is being used by NOR for financial purposes.

Net income to the evaluated interests is the future net revenue after consideration of royalty revenue payable to others, taxes, operating expenses, investments; salvage values, abandonment costs, and net profit interests, as applicable. The future net revenue is before federal income tax and excludes consideration of any encumbrances against the properties if such exist.

The "as of" dates included in the economic runs represents the approximate date of first production and there is normally a two to three-month delay before production is available from state reporting agencies.

The future net revenue values presented in the Lease Reserves and Economics section of this report and are summarized in the cover letter. They were based on projections of oil and gas production as of the February 28, 2018. It was assumed there would be no significant delay between the date of oil and gas production and the receipt of the associated revenue for this production. Gas production trends have been assumed a function of well productivity and not of market conditions.

Oil and gas reserves were evaluated for only the PDP category since the PDNP wells are either not producing or have just commenced production and reserves would be difficult to calculate accurately. Proved undeveloped (PUD) categories were not evaluated but may exist on these

properties. In preparing this evaluation, no attempt has been made to quantify the element of uncertainty associated with the PDP category. The attached Definitions describe all categories of reserves.

Oil reserves are expressed in thousands of United States (U.S.) barrels (MBBL) of 42 U.S. gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at 60° degrees Fahrenheit and at the legal pressure base that prevails in the state in which the reserves are located. No adjustment of the individual gas volumes to a common pressure base has been made.

The future net revenue was discounted at an annual rate of 10.00 percent. Future net revenue was also discounted at various secondary rates and is displayed as totals only. The 10.00 percent rate was included in accordance with the reporting requirements of the SEC. The future net revenue was discounted monthly at the midpoint of the month. Capital costs were discounted at the time they occurred. No opinion is expressed by Mook in this report as to a fair market value of the evaluated properties.

This report includes only those costs and revenues that are considered by NOR to be directly attributable to individual leases and areas. There could be other revenues, overhead costs, or other costs associated with NOR that are not included in this report. Such additional costs and revenues are outside the scope of this report. This report is not a financial statement for NOR and should not be used as the sole basis for any transaction concerning NOR or the evaluated properties.

The reserves projections in this evaluation are based on the use of the available data and accepted industry-engineering methods. Changes in any operational or economic parameters or production characteristics of the evaluated properties after the effective date could increase or decrease their reserves. Unforeseen changes in market demand or allowables set by various regulatory agencies could also cause actual production rates to vary from those projected. Mook reserves the right to alter any of the reserves projections and the associated economics included in this evaluation in any future evaluations based on additional data that may be acquired.

Bryant M. Mook Petroleum Engineering and Geological Advisor is an independent consulting firm and does not own any interests in the oil and gas properties covered by this report. No employee, officer, or director of Mook is an employee, officer, or director of or NOR. Neither the employment of nor the compensation received by Mook is contingent upon the values assigned to the properties covered by this report.

DATA SOURCES

All data utilized in the preparation of this report with respect to interests, reversionary status, gas contract terms, operating expenses, investments, salvage values, abandonment costs, net profit interests, well information, and current operating conditions, as applicable, were provided by NOR. Production data through February 28, 2018 were utilized on the evaluated properties

from public sources. No data after February 28, 2018 has been utilized. All data have been reviewed for reasonableness and, unless obvious errors were detected, have been accepted as correct. It should be emphasized that revisions to the projections of reserves and economics included in this report may be required if the provided data are revised for any reason. No inspection of the properties was made since this was not considered within the scope of this evaluation. No investigation was made of any environmental liabilities that might apply to the evaluated properties, and no costs are included for any possible related expenses.

METHOD OF RESERVES DETERMINATION

The estimates of reserves contained in this report were determined by accepted industry methods and in accordance with the attached Definitions of Oil and Gas Reserves. Methods utilized in this report include extrapolation of historical production trends and analogy to similar properties.

Where sufficient production history and other data were available, reserves for producing properties were determined by extrapolation of historical production trends. Analogy to similar properties was used in some cases for those producing properties, which lacked sufficient production history and other data to yield a definitive estimate of reserves. Reserves projections based on analogy are subject to change due to subsequent changes in the analogous properties or subsequent production from the evaluated properties.

OIL PRICING

The price of $53.49 per barrel of oil was used as the effective date-based oil price. This price is the average of March 2017 through February 2018 first-of-the-month West Texas Intermediate oil Cushing, Oklahoma SPOT oil. No price differential was considered. Prices were held constant for the life of the properties.

GAS PRICING

The price of $3.00 per million British thermal units (MMBTU) for Henry Hub gas was used as the effective date-based gas price. This price is the average of March 2017 through February 2018 first of the month Henry Hub gas prices. No price adjustments were used. These prices were held constant for the life of the properties.

PRICING STATEMENT

It should be stressed that with the current economic uncertainties, fluctuation in market conditions could significantly change the economics of the properties included in this report.

OPERATING EXPENSES

Operating costs were provided by NOR for the twelve-month period March 2017 through February 2018. All available data for each property were used to determine average recurring expenses that are billable to the working interest owners on a cost per well basis. Lease operating expenses were held constant for the life of the properties.

PRODUCTION AND AD VALOREM TAXES

State production taxes have been deducted at the published rates as appropriate. Average county ad valorem taxes were deducted in the calculations.

INVESTMENTS

Capital costs, if any, were provided by NOR for the PDP wells. Capital costs for workover of PDNP wells were estimated based on similar workovers nearby.

SALVAGE AND PROPERTY ABANDONMENT

Neither salvage values nor abandonment costs were provided by NOR to be included in this evaluation. Plugging and Abandonment (P&A) costs will be offset by estimated salvage values, hence, net P&A costs are not material.

Norris Industries - PDP reserves all properties
Economic Recap Report

Field Name	Lease Name	Well Name	Net Oil MB	Net Gas MMCF	Op. Exp. $/W/M	Tot. Rev. M$	Tot. Exp. M$	Tot. Cap. M$	Cash Flow M$	Disc. Cash Flow M$
BIRDSONG	STUART '60'	12U	.0	30.5	833.0	91.4	60.0	.0	31.4	22.3
BIRDSONG	STUART ESTATE '61'	10	.0	.0	833.0	.0	.0	.0	.0	.0
Sub Total			**.0**	**30.5**		**91.4**	**60.0**	**.0**	**31.4**	**22.3**
BRYSON, NE.	BENNETT WOOLLEY UNIT	1	.9	.0	833.0	47.3	30.2	.0	17.1	15.9
Sub Total			**.9**	**.0**		**47.3**	**30.2**	**.0**	**17.1**	**15.9**
BURNS-DALTON	STUART BARNETT '61'	12	.0	47.0	833.0	141.1	86.7	.0	54.4	29.0
Sub Total			**.0**	**47.0**		**141.1**	**86.7**	**.0**	**54.4**	**29.0**
EAST TEXAS	MARSHALL, FANNIE	Well Count: 6	4.9	4.6	5,500.0	277.8	197.7	.0	80.2	43.3
EAST TEXAS	WALDEN, IDA	Well Count: 2	1.7	.0	1,000.0	92.9	42.7	.0	50.2	20.2
Sub Total			**6.7**	**4.6**		**370.8**	**240.4**	**.0**	**130.3**	**63.5**
IONA HICKEY	STUART ESTATE '61'	11	.0	228.7	833.0	686.2	243.7	.0	442.6	188.0
Sub Total			**.0**	**228.7**		**686.2**	**243.7**	**.0**	**442.6**	**188.0**
KRS	BUCKNER	1	2.4	165.5	833.0	623.1	332.8	.0	290.2	168.7
KRS	HOUSTON A	1	2.8	20.1	833.0	210.1	117.3	.0	92.7	71.8
KRS	MAHON	1	2.5	187.8	833.0	696.4	351.0	.0	345.3	205.0
KRS	REED MARTIN	1	22.0	129.8	833.0	1,567.7	426.1	.0	1,141.5	616.6
Sub Total			**29.7**	**503.1**		**3,097.2**	**1,227.4**	**.0**	**1,869.8**	**1,062.0**
LOST VALLEY	CARPENTER-MARTIN	1R	.6	.0	833.0	29.5	23.9	.0	5.7	5.3
Sub Total			**.6**	**.0**		**29.5**	**23.9**	**.0**	**5.7**	**5.3**
NOVICE, SW.	PITTARD BEND ARCH WHIT	3A	.0	.0	1,120.0	1.0	1.0	.0	.0	.0
Sub Total			**.0**	**.0**		**1.0**	**1.0**	**.0**	**.0**	**.0**
STRAWN, NW.	STUART '60'	12 L	5.0	.0	833.0	267.3	136.8	.0	130.6	64.7
STRAWN, NW.	STUART ESTATE '49'	4	.8	20.9	833.0	103.1	64.0	.0	39.1	27.9
STRAWN, NW.	STUART ESTATE '49'	5	5.9	22.4	833.0	380.7	228.6	.0	152.1	91.5
Sub Total			**11.6**	**43.3**		**751.1**	**429.3**	**.0**	**321.7**	**184.0**
WHITLEY	PITTARD BEND ARCH RED	Well Count: 2	5.9	1.7	1,750.0	318.3	202.6	.0	115.7	80.3
WHITLEY	PITTARD BEND ARCH RED	Well Count: 2	1.0	.6	1,750.0	54.8	40.4	.0	14.5	13.0

DB: C:\Users\Bryant Mook\OneDrive\Documents\Contract Projects\International Western\SEC Report\TCW 6-6-2018\IW_All_Wells_6-6-2018 - All_1.1.MDB

Norris Industries - PDP reserves all properties
Economic Recap Report

Field Name	Lease Name	Well Name	Net Oil MB	Net Gas MMCF	Op. Exp. $/W/M	Tot. Rev. M$	Tot. Exp. M$	Tot. Cap. M$	Cash Flow M$	Disc. Cash Flow M$
WHITLEY	PITTARD BEND ARCH WHIT	2A	.5	.6	560.0	31.1	20.3	.0	10.8	9.0
WHITLEY	PITTARD BEND ARCH WHIT	Well Count: 2	2.0	.8	1,120.0	108.2	67.0	.0	41.3	31.1
Sub Total			**9.4**	**3.6**		**512.5**	**330.2**	**.0**	**182.2**	**133.3**
Grand Total			**58.8**	**861.0**		**5,728.1**	**2,672.7**	**.0**	**3,055.3**	**1,703.4**

DB: C:\Users\Bryant Mook\OneDrive\Documents\Contract Projects\International Western\SEC Report\TCW 6-6-2018\IW_All_Wells_6-6-2018 - All_1.1.MDB

Norris Industries - PDNP reserves all properties
Economic Recap Report

Field Name	Lease Name	Well Name	Net Oil MB	Net Gas MMCF	Op. Exp. $/W/M	Tot. Rev. M$	Tot. Exp. M$	Tot. Cap. M$	Cash Flow M$	Disc. Cash Flow M$
BIRDSONG	STUART ESTATE '61'	10	21.4	1,202.5	2,000.0	4,753.0	871.9	86.9	3,794.2	1,713.7
Sub Total			**21.4**	**1,202.5**		**4,753.0**	**871.9**	**86.9**	**3,794.2**	**1,713.7**
GRO-TEX	RATLIFF	Well Count: 3	71.3	.0	3,000.0	3,811.4	1,361.4	630.0	1,820.0	585.9
Sub Total			**71.3**	**.0**		**3,811.4**	**1,361.4**	**630.0**	**1,820.0**	**585.9**
IONA HICKEY	STUART ESTATE '49'	1	13.8	1,506.6	1,500.0	5,260.3	833.3	116.5	4,310.4	2,143.0
IONA HICKEY	STUART ESTATE '61'	2	15.3	1,038.7	1,200.0	3,933.4	632.9	116.9	3,183.6	1,512.9
Sub Total			**29.1**	**2,545.3**		**9,193.7**	**1,466.3**	**233.4**	**7,494.0**	**3,656.0**
STESCOTT	RATLIFF A	8	16.9	.0	833.0	905.5	366.6	.0	538.9	287.9
Sub Total			**16.9**	**.0**		**905.5**	**366.6**	**.0**	**538.9**	**287.9**
Grand Total			**138.7**	**3,747.8**		**18,663.5**	**4,066.2**	**950.2**	**13,647.1**	**6,243.5**

DB: C:\Users\Bryant Mook\OneDrive\Documents\Contract Projects\International Western\SEC Report\TCW data\TCW 6-6-2018\IW_All_Wells_6-6-2018 - All_1.1.MDB

Lease ID: 158043 Major Phase: GAS API #: 4236334489 Status: ACT
Lease Name: STUART ESTATE '61'
Well Name: 10
Field Name: BIRDSONG
Formation Name: LAKE SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
57.9100	44.3700	44.3700	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly		0.0	0	

Type	N	Initial	Final	Decline	Time	Cum	Comments
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	4/ 2016	0.0	1		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.6	420.3	20.5	23.770	381	32.663	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	0	0.0	0.00
Gas	267	8.8	18.64

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018											
12/2019											
12/2020											
12/2021											
12/2022											
12/2023											
12/2024											
12/2025											
12/2026											
12/2027											
12/2028											
12/2029											
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018										
12/2019										
12/2020										
12/2021										
12/2022										
12/2023										
12/2024										
12/2025										
12/2026										
12/2027										
12/2028										
12/2029										
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	0.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	0.08

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	57.9100	30.00
Final W.I.	57.9100	
Initial NRI Oil	44.3700	
Final NRI Oil	44.3700	
Initial NRI Gas	44.3700	
Final NRI Gas	44.3700	

	Oil MBBLS	Gas MMCF
Prior	0.6	167.9
Proj.	0.0	0.0
Ult.	0.6	167.9

Present Worth Profile (%)	(M$)
5.0	0.000
10.0	0.000
15.0	0.000
20.0	0.000
25.0	0.000
30.0	0.000
40.0	0.000
50.0	0.000
60.0	0.000
80.0	0.000
100.0	0.000

STUART ESTATE '61'
10
BIRDSONG

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 211860 Major Phase: GAS API #: 4236334521 Status: ACT
Lease Name: STUART ESTATE '61'
Well Name: 11
Field Name: IONA HICKEY
Formation Name: CONGLOMERATE
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M:	833	Esc	0.0 %	For	30.00 Years	Esc 0.0 % For 0.00 Years
Op Exp $/M:	0	Esc	0.0 %	For	30.00 Years	Months Delay 0
Op Exp $/BBL:	0.00	Esc	0.0 %	For	30.00 Years	
Op Exp $/MCF:	0.00	Esc	0.0 %	For	30.00 Years	
Op Exp $/B Wat:	0.00	Esc	0.0 %	For	30.00 Years	
Mgmt Fee $/M:	0	Esc	0.0 %	% NLP	0.00	

WI%	NRI% O	NRI% G	Mths	AMT
57.9095	44.3684	44.3684	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly		0.0	0	

Type	N	Initial	Final	Decline	Time	Cum	Comments
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	7/ 2017	0.0	1		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.5	2,358.5	849.8	3.972	394	557.774	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	0	0.0	0.00
Gas	2,296	75.4	3.92

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.000	22.583	0.000	10.020	0.00	3.00	0.000	30.059	0.0	30.059
12/2019	1.0	0.000	26.140	0.000	11.598	0.00	3.00	0.000	34.794	0.0	34.794
12/2020	1.0	0.000	25.150	0.000	11.159	0.00	3.00	0.000	33.476	0.0	33.476
12/2021	1.0	0.000	24.215	0.000	10.744	0.00	3.00	0.000	32.232	0.0	32.232
12/2022	1.0	0.000	23.332	0.000	10.352	0.00	3.00	0.000	31.056	0.0	31.056
12/2023	1.0	0.000	22.495	0.000	9.981	0.00	3.00	0.000	29.942	0.0	29.942
12/2024	1.0	0.000	21.703	0.000	9.629	0.00	3.00	0.000	28.888	0.0	28.888
12/2025	1.0	0.000	20.952	0.000	9.296	0.00	3.00	0.000	27.889	0.0	27.889
12/2026	1.0	0.000	20.240	0.000	8.980	0.00	3.00	0.000	26.940	0.0	26.940
12/2027	1.0	0.000	19.563	0.000	8.680	0.00	3.00	0.000	26.039	0.0	26.039
12/2028	1.0	0.000	18.919	0.000	8.394	0.00	3.00	0.000	25.183	0.0	25.183
12/2029	1.0	0.000	18.307	0.000	8.123	0.00	3.00	0.000	24.368	0.0	24.368
12/2030	1.0	0.000	17.724	0.000	7.864	0.00	3.00	0.000	23.592	0.0	23.592
12/2031	1.0	0.000	17.168	0.000	7.617	0.00	3.00	0.000	22.852	0.0	22.852
12/2032	1.0	0.000	16.639	0.000	7.382	0.00	3.00	0.000	22.147	0.0	22.147
12/2033	1.0	0.000	16.133	0.000	7.158	0.00	3.00	0.000	21.474	0.0	21.474
12/2034	1.0	0.000	15.650	0.000	6.944	0.00	3.00	0.000	20.831	0.0	20.831
12/2035	1.0	0.000	15.188	0.000	6.739	0.00	3.00	0.000	20.216	0.0	20.216
Rem.		0.000	153.467	0.000	68.091	0.00	3.00	0.000	204.272	0.0	204.272
Total		0.000	515.569	0.000	228.749	0.00	3.00	0.000	686.248	0.0	686.248

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	3.089	4.824	7.912	22.147	0.00	0.00	0.00	22.147	22.147	21.211
12/2019	3.575	5.789	9.364	25.430	0.00	0.00	0.00	25.430	47.577	43.535
12/2020	3.440	5.789	9.228	24.248	0.00	0.00	0.00	24.248	71.825	62.885
12/2021	3.312	5.789	9.100	23.131	0.00	0.00	0.00	23.131	94.956	79.666
12/2022	3.191	5.789	8.980	22.076	0.00	0.00	0.00	22.076	117.032	94.226
12/2023	3.077	5.789	8.865	21.077	0.00	0.00	0.00	21.077	138.109	106.863
12/2024	2.968	5.789	8.757	20.131	0.00	0.00	0.00	20.131	158.241	117.836
12/2025	2.866	5.789	8.654	19.234	0.00	0.00	0.00	19.234	177.475	127.367
12/2026	2.768	5.789	8.557	18.383	0.00	0.00	0.00	18.383	195.858	135.647
12/2027	2.676	5.789	8.464	17.575	0.00	0.00	0.00	17.575	213.433	142.844
12/2028	2.588	5.789	8.376	16.806	0.00	0.00	0.00	16.806	230.240	149.101
12/2029	2.504	5.789	8.292	16.075	0.00	0.00	0.00	16.075	246.315	154.541
12/2030	2.424	5.789	8.213	15.379	0.00	0.00	0.00	15.379	261.694	159.273
12/2031	2.348	5.789	8.137	14.715	0.00	0.00	0.00	14.715	276.409	163.389
12/2032	2.276	5.789	8.064	14.083	0.00	0.00	0.00	14.083	290.491	166.970
12/2033	2.206	5.789	7.995	13.479	0.00	0.00	0.00	13.479	303.970	170.085
12/2034	2.140	5.789	7.929	12.902	0.00	0.00	0.00	12.902	316.872	172.796
12/2035	2.077	5.789	7.866	12.350	0.00	0.00	0.00	12.350	329.222	175.156
Rem.	20.989	69.946	90.935	113.337	0.00	0.00	0.00	113.337	113.337	12.866
Total	70.512	173.177	243.689	442.559	0.00	0.00	0.00	442.559	442.559	188.021

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	29.92

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	57.9095	30.00
Final W.I.	57.9095	
Initial NRI Oil	44.3684	
Final NRI Oil	44.3684	
Initial NRI Gas	44.3684	
Final NRI Gas	44.3684	

	Oil MBBLS	Gas MMCF
Prior	0.0	728.0
Proj.	0.0	515.6
Ult.	0.0	1,243.6

Present Worth Profile (%)	(M$)
5.0	268.878
10.0	188.021
15.0	144.152
20.0	117.337
25.0	99.425
30.0	86.652
40.0	69.659
50.0	58.855
60.0	51.365
80.0	41.627
100.0	35.544

STUART ESTATE '61'
11
IONA HICKEY

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 245234 Major Phase: GAS API #: 4236334223 Status: ACT
Lease Name: STUART ESTATE '49'
Well Name: 5
Field Name: STRAWN, NW.
Formation Name: CONGLOMERATE
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M:	833	Esc	0.0 %	For	30.00 Years	Esc 0.0 % For 0.00 Years
Op Exp $/M:	0	Esc	0.0 %	For	30.00 Years	Months Delay 0
Op Exp $/BBL:	0.00	Esc	0.0 %	For	30.00 Years	
Op Exp $/MCF:	0.00	Esc	0.0 %	For	30.00 Years	
Op Exp $/B Wat:	0.00	Esc	0.0 %	For	30.00 Years	
Mgmt Fee $/M:	0	Esc	0.0 %	% NLP	0.00	

WI%	NRI% O	NRI% G	Mths	AMT
42.8200	34.2500	34.2500	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	12/ 2017	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.7	111.0	29.5	7.000	360	20.019	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	3/ 2013	0.0	1		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.7	1,350.7	84.1	21.620	418	124.470	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	109	3.6	6.92
Gas	557	18.3	12.32

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	1.7	1.059	5.283	0.363	1.810	53.49	3.00	19.393	5.428	0.0	24.822
12/2019	2.0	1.193	5.669	0.409	1.942	53.49	3.00	21.852	5.825	0.0	27.677
12/2020	2.0	1.117	5.063	0.383	1.734	53.49	3.00	20.460	5.202	0.0	25.662
12/2021	2.0	1.049	4.559	0.359	1.562	53.49	3.00	19.213	4.685	0.0	23.898
12/2022	2.0	0.987	4.135	0.338	1.416	53.49	3.00	18.090	4.249	0.0	22.339
12/2023	2.0	0.932	3.774	0.319	1.293	53.49	3.00	17.074	3.878	0.0	20.952
12/2024	2.0	0.882	3.464	0.302	1.186	53.49	3.00	16.151	3.559	0.0	19.710
12/2025	2.0	0.836	3.194	0.286	1.094	53.49	3.00	15.310	3.282	0.0	18.592
12/2026	2.0	0.794	2.959	0.272	1.013	53.49	3.00	14.541	3.040	0.0	17.581
12/2027	2.0	0.755	2.751	0.259	0.942	53.49	3.00	13.835	2.827	0.0	16.662
12/2028	2.0	0.720	2.567	0.247	0.879	53.49	3.00	13.186	2.638	0.0	15.824
12/2029	2.0	0.687	2.403	0.235	0.823	53.49	3.00	12.587	2.469	0.0	15.056
12/2030	2.0	0.657	2.256	0.225	0.773	53.49	3.00	12.033	2.318	0.0	14.351
12/2031	2.0	0.629	2.124	0.215	0.727	53.49	3.00	11.518	2.182	0.0	13.701
12/2032	2.0	0.603	2.004	0.206	0.686	53.49	3.00	11.041	2.059	0.0	13.100
12/2033	2.0	0.578	1.896	0.198	0.649	53.49	3.00	10.596	1.948	0.0	12.544
12/2034	2.0	0.556	1.797	0.190	0.615	53.49	3.00	10.180	1.846	0.0	12.026
12/2035	2.0	0.534	1.706	0.183	0.584	53.49	3.00	9.792	1.753	0.0	11.545
Rem.		2.543	7.847	0.871	2.687	53.49	3.00	46.586	8.062	0.0	54.649
Total		17.109	65.453	5.860	22.418	53.49	3.00	313.439	67.253	0.0	380.692

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	2.005	7.134	9.139	15.683	0.00	0.00	0.00	15.683	15.683	15.027
12/2019	2.229	8.561	10.790	16.887	0.00	0.00	0.00	16.887	32.570	29.859
12/2020	2.061	8.561	10.622	15.041	0.00	0.00	0.00	15.041	47.611	41.868
12/2021	1.915	8.561	10.476	13.422	0.00	0.00	0.00	13.422	61.033	51.610
12/2022	1.786	8.561	10.347	11.992	0.00	0.00	0.00	11.992	73.025	59.523
12/2023	1.673	8.561	10.233	10.719	0.00	0.00	0.00	10.719	83.744	65.953
12/2024	1.571	8.561	10.131	9.579	0.00	0.00	0.00	9.579	93.323	71.177
12/2025	1.480	8.561	10.040	8.552	0.00	0.00	0.00	8.552	101.875	75.417
12/2026	1.397	8.561	9.958	7.623	0.00	0.00	0.00	7.623	109.498	78.853
12/2027	1.323	8.561	9.883	6.779	0.00	0.00	0.00	6.779	116.277	81.631
12/2028	1.255	8.561	9.816	6.008	0.00	0.00	0.00	6.008	122.285	83.869
12/2029	1.193	8.561	9.754	5.303	0.00	0.00	0.00	5.303	127.588	85.664
12/2030	1.136	8.561	9.697	4.654	0.00	0.00	0.00	4.654	132.242	87.097
12/2031	1.084	8.561	9.644	4.057	0.00	0.00	0.00	4.057	136.299	88.233
12/2032	1.035	8.561	9.596	3.504	0.00	0.00	0.00	3.504	139.803	89.125
12/2033	0.991	8.561	9.551	2.992	0.00	0.00	0.00	2.992	142.795	89.817
12/2034	0.949	8.561	9.510	2.517	0.00	0.00	0.00	2.517	145.311	90.346
12/2035	0.911	8.561	9.471	2.074	0.00	0.00	0.00	2.074	147.385	90.743
Rem.	4.305	45.656	49.961	4.688	0.00	0.00	0.00	4.688	4.688	0.729
Total	30.299	198.320	228.619	152.073	0.00	0.00	0.00	152.073	152.073	91.472

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	23.17

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	42.8200	30.00
Final W.I.	42.8200	
Initial NRI Oil	34.2500	
Final NRI Oil	34.2500	
Initial NRI Gas	34.2500	
Final NRI Gas	34.2500	

	Oil MBBLS	Gas MMCF
Prior	0.1	108.8
Proj.	17.1	65.5
Ult.	17.2	174.2

Present Worth Profile (%)	(M$)
5.0	114.544
10.0	91.472
15.0	76.209
20.0	65.499
25.0	57.620
30.0	51.601
40.0	43.029
50.0	37.224
60.0	33.030
80.0	27.360
100.0	23.690

STUART ESTATE '49'
5
STRAWN, NW.

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 255379 Major Phase: GAS API #: 4236335956 Status: ACT
Lease Name: STUART BARNETT '61'
Well Name: 12
Field Name: BURNS-DALTON
Formation Name: MARBLE FALLS
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
25.9598	20.6221	20.6221	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly		0.0	0	

Type	N	Initial	Final	Decline	Time	Cum	Comments
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	12/ 2016	0.0	1		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.3	1,220.4	307.2	4.571	438	276.740	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	0	0.0	0.00
Gas	1,152	37.8	4.49

ID: TXG07B255379
LID: 255379

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.000	11.299	0.000	2.330	0.00	3.00	0.000	6.990	0.0	6.990
12/2019	1.0	0.000	13.006	0.000	2.682	0.00	3.00	0.000	8.046	0.0	8.046
12/2020	1.0	0.000	12.435	0.000	2.564	0.00	3.00	0.000	7.693	0.0	7.693
12/2021	1.0	0.000	11.897	0.000	2.453	0.00	3.00	0.000	7.360	0.0	7.360
12/2022	1.0	0.000	11.388	0.000	2.348	0.00	3.00	0.000	7.045	0.0	7.045
12/2023	1.0	0.000	10.907	0.000	2.249	0.00	3.00	0.000	6.748	0.0	6.748
12/2024	1.0	0.000	10.452	0.000	2.156	0.00	3.00	0.000	6.467	0.0	6.467
12/2025	1.0	0.000	10.022	0.000	2.067	0.00	3.00	0.000	6.200	0.0	6.200
12/2026	1.0	0.000	9.614	0.000	1.983	0.00	3.00	0.000	5.948	0.0	5.948
12/2027	1.0	0.000	9.228	0.000	1.903	0.00	3.00	0.000	5.709	0.0	5.709
12/2028	1.0	0.000	8.862	0.000	1.827	0.00	3.00	0.000	5.482	0.0	5.482
12/2029	1.0	0.000	8.514	0.000	1.756	0.00	3.00	0.000	5.267	0.0	5.267
12/2030	1.0	0.000	8.184	0.000	1.688	0.00	3.00	0.000	5.063	0.0	5.063
12/2031	1.0	0.000	7.870	0.000	1.623	0.00	3.00	0.000	4.869	0.0	4.869
12/2032	1.0	0.000	7.572	0.000	1.561	0.00	3.00	0.000	4.684	0.0	4.684
12/2033	1.0	0.000	7.288	0.000	1.503	0.00	3.00	0.000	4.509	0.0	4.509
12/2034	1.0	0.000	7.018	0.000	1.447	0.00	3.00	0.000	4.342	0.0	4.342
12/2035	1.0	0.000	6.761	0.000	1.394	0.00	3.00	0.000	4.183	0.0	4.183
Rem.		0.000	55.819	0.000	11.511	0.00	3.00	0.000	34.533	0.0	34.533
Total		0.000	228.136	0.000	47.047	0.00	3.00	0.000	141.140	0.0	141.140

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.718	2.162	2.881	4.110	0.00	0.00	0.00	4.110	4.110	3.937
12/2019	0.827	2.595	3.422	4.625	0.00	0.00	0.00	4.625	8.734	7.997
12/2020	0.790	2.595	3.385	4.308	0.00	0.00	0.00	4.308	13.042	11.435
12/2021	0.756	2.595	3.351	4.009	0.00	0.00	0.00	4.009	17.051	14.344
12/2022	0.724	2.595	3.319	3.726	0.00	0.00	0.00	3.726	20.777	16.802
12/2023	0.693	2.595	3.288	3.460	0.00	0.00	0.00	3.460	24.237	18.877
12/2024	0.664	2.595	3.259	3.207	0.00	0.00	0.00	3.207	27.444	20.626
12/2025	0.637	2.595	3.232	2.968	0.00	0.00	0.00	2.968	30.412	22.097
12/2026	0.611	2.595	3.206	2.742	0.00	0.00	0.00	2.742	33.154	23.332
12/2027	0.587	2.595	3.182	2.528	0.00	0.00	0.00	2.528	35.682	24.368
12/2028	0.563	2.595	3.158	2.324	0.00	0.00	0.00	2.324	38.006	25.233
12/2029	0.541	2.595	3.136	2.131	0.00	0.00	0.00	2.131	40.137	25.955
12/2030	0.520	2.595	3.115	1.948	0.00	0.00	0.00	1.948	42.085	26.554
12/2031	0.500	2.595	3.095	1.774	0.00	0.00	0.00	1.774	43.859	27.051
12/2032	0.481	2.595	3.076	1.608	0.00	0.00	0.00	1.608	45.467	27.460
12/2033	0.463	2.595	3.058	1.451	0.00	0.00	0.00	1.451	46.918	27.795
12/2034	0.446	2.595	3.041	1.301	0.00	0.00	0.00	1.301	48.218	28.069
12/2035	0.430	2.595	3.025	1.158	0.00	0.00	0.00	1.158	49.376	28.290
Rem.	3.548	25.949	29.498	5.035	0.00	0.00	0.00	5.035	5.035	0.691
Total	14.502	72.226	86.728	54.412	0.00	0.00	0.00	54.412	54.412	28.981

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	27.83

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	25.9598	30.00
Final W.I.	25.9598	
Initial NRI Oil	20.6221	
Final NRI Oil	20.6221	
Initial NRI Gas	20.6221	
Final NRI Gas	20.6221	

	Oil MBBLS	Gas MMCF
Prior	0.0	203.0
Proj.	0.0	228.1
Ult.	0.0	431.1

Present Worth Profile (%)	(M$)
5.0	38.098
10.0	28.981
15.0	23.356
20.0	19.606
25.0	16.949
30.0	14.977
40.0	12.253
50.0	10.463
60.0	9.196
80.0	7.520
100.0	6.456

STUART BARNETT '61'
12
BURNS-DALTON

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 031798 Major Phase: OIL API #: 4223739340 Status: ACT
Lease Name: BENNETT WOOLLEY UNIT
Well Name: 1
Field Name: BRYSON, NE.
Formation Name: CADDO
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: ONE CYPRESS TRUCKING, INC. Export Code 3:
County: JACK ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	75.0000	75.0000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	6/ 2017	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	1.0	150.6	2.9	79.120	367	4.267	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly		0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	67	2.2	51.34
Gas	0	0.0	0.00

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.520	0.000	0.390	0.000	53.49	0.00	20.857	0.000	0.0	20.857
12/2019	1.0	0.407	0.000	0.306	0.000	53.49	0.00	16.346	0.000	0.0	16.346
12/2020	0.8	0.251	0.000	0.188	0.000	53.49	0.00	10.075	0.000	0.0	10.075
12/2021											
12/2022											
12/2023											
12/2024											
12/2025											
12/2026											
12/2027											
12/2028											
12/2029											
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		1.179	0.000	0.884	0.000	53.49	0.00	47.279	0.000	0.0	47.279

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	1.556	8.330	9.886	10.971	0.00	0.00	0.00	10.971	10.971	10.563
12/2019	1.220	9.996	11.216	5.131	0.00	0.00	0.00	5.131	16.101	15.104
12/2020	0.752	8.330	9.082	0.993	0.00	0.00	0.00	0.993	17.095	15.914
12/2021										
12/2022										
12/2023										
12/2024										
12/2025										
12/2026										
12/2027										
12/2028										
12/2029										
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	3.528	26.656	30.184	17.095	0.00	0.00	0.00	17.095	17.095	15.914

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	2.67

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	75.0000	
Final NRI Oil	75.0000	
Initial NRI Gas	75.0000	
Final NRI Gas	75.0000	

	Oil MBBLS	Gas MMCF
Prior	9.4	0.0
Proj.	1.2	0.0
Ult.	10.6	0.0

Present Worth Profile (%)	(M$)
5.0	16.474
10.0	15.914
15.0	15.408
20.0	14.946
25.0	14.524
30.0	14.136
40.0	13.448
50.0	12.856
60.0	12.339
80.0	11.481
100.0	10.795

BENNETT WOOLLEY UNIT
1
BRYSON, NE.

JACK
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 032736 Major Phase: OIL API #: 4223739812 Status: ACT
Lease Name: BUCKNER
Well Name: 1
Field Name: KRS
Formation Name: MARBLE FALLS
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: JACK ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	79.9086	79.9086	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	1/ 2015	0.0	0	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.7	19.3	5.0	6.530	396	3.790	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	11/ 2016	0.0	1		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.7	1,798.6	263.0	12.170	374	242.092	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	16	0.5	5.70
Gas	1,527	50.2	10.93

ENTERPRISE CRUDE OIL LLC

All_1.1.MDB

Norris Industries - PDP reserves all properties
As of 3 / 2018

DATE: 06-14-2018
TIME: 10:29:17
DB: IW_All_Wells_6-6-2018 -

ID: TXO09 032736
LID: 032736

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.154	14.566	0.123	11.640	53.49	3.00	6.600	34.919	0.0	41.519
12/2019	1.0	0.176	15.828	0.141	12.648	53.49	3.00	7.519	37.943	0.0	45.462
12/2020	1.0	0.167	14.304	0.133	11.430	53.49	3.00	7.118	34.290	0.0	41.409
12/2021	1.0	0.158	13.014	0.126	10.399	53.49	3.00	6.753	31.198	0.0	37.951
12/2022	1.0	0.150	11.910	0.120	9.517	53.49	3.00	6.418	28.551	0.0	34.970
12/2023	1.0	0.143	10.956	0.114	8.755	53.49	3.00	6.111	26.265	0.0	32.376
12/2024	1.0	0.136	10.126	0.109	8.091	53.49	3.00	5.827	24.274	0.0	30.101
12/2025	1.0	0.130	9.397	0.104	7.509	53.49	3.00	5.566	22.526	0.0	28.092
12/2026	1.0	0.125	8.753	0.100	6.994	53.49	3.00	5.324	20.982	0.0	26.306
12/2027	1.0	0.119	8.180	0.095	6.537	53.49	3.00	5.099	19.610	0.0	24.709
12/2028	1.0	0.114	7.669	0.091	6.128	53.49	3.00	4.890	18.384	0.0	23.273
12/2029	1.0	0.110	7.209	0.088	5.761	53.49	3.00	4.695	17.282	0.0	21.977
12/2030	1.0	0.106	6.795	0.084	5.429	53.49	3.00	4.512	16.288	0.0	20.801
12/2031	1.0	0.102	6.419	0.081	5.129	53.49	3.00	4.342	15.388	0.0	19.730
12/2032	1.0	0.098	6.077	0.078	4.856	53.49	3.00	4.182	14.569	0.0	18.751
12/2033	1.0	0.094	5.766	0.075	4.607	53.49	3.00	4.032	13.822	0.0	17.854
12/2034	1.0	0.091	5.480	0.073	4.379	53.49	3.00	3.891	13.137	0.0	17.028
12/2035	1.0	0.088	5.218	0.070	4.169	53.49	3.00	3.758	12.508	0.0	16.266
Rem.		0.704	39.398	0.562	31.482	53.49	3.00	30.077	94.448	0.0	124.524
Total		2.965	207.064	2.369	165.462	53.49	3.00	126.713	496.385	0.0	623.098

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	4.080	8.330	12.410	29.109	0.00	0.00	0.00	29.109	29.109	27.892
12/2019	4.460	9.996	14.456	31.006	0.00	0.00	0.00	31.006	60.115	55.127
12/2020	4.055	9.996	14.051	27.358	0.00	0.00	0.00	27.358	87.473	76.973
12/2021	3.709	9.996	13.705	24.245	0.00	0.00	0.00	24.245	111.718	94.572
12/2022	3.413	9.996	13.409	21.561	0.00	0.00	0.00	21.561	133.279	108.800
12/2023	3.155	9.996	13.151	19.225	0.00	0.00	0.00	19.225	152.504	120.333
12/2024	2.929	9.996	12.925	17.176	0.00	0.00	0.00	17.176	169.681	129.700
12/2025	2.730	9.996	12.726	15.366	0.00	0.00	0.00	15.366	185.047	137.318
12/2026	2.553	9.996	12.549	13.757	0.00	0.00	0.00	13.757	198.804	143.518
12/2027	2.395	9.996	12.391	12.317	0.00	0.00	0.00	12.317	211.121	148.564
12/2028	2.254	9.996	12.250	11.023	0.00	0.00	0.00	11.023	222.144	152.670
12/2029	2.126	9.996	12.122	9.855	0.00	0.00	0.00	9.855	231.999	156.007
12/2030	2.010	9.996	12.006	8.794	0.00	0.00	0.00	8.794	240.793	158.714
12/2031	1.905	9.996	11.901	7.829	0.00	0.00	0.00	7.829	248.622	160.905
12/2032	1.809	9.996	11.805	6.946	0.00	0.00	0.00	6.946	255.569	162.673
12/2033	1.721	9.996	11.717	6.137	0.00	0.00	0.00	6.137	261.705	164.092
12/2034	1.640	9.996	11.636	5.392	0.00	0.00	0.00	5.392	267.097	165.226
12/2035	1.566	9.996	11.562	4.705	0.00	0.00	0.00	4.705	271.802	166.126
Rem.	11.949	94.128	106.078	18.447	0.00	0.00	0.00	18.447	18.447	2.582
Total	60.459	272.390	332.850	290.249	0.00	0.00	0.00	290.249	290.249	168.708

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	27.25

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	79.9086	
Final NRI Oil	79.9086	
Initial NRI Gas	79.9086	
Final NRI Gas	79.9086	

	Oil MBBLS	Gas MMCF
Prior	1.3	117.4
Proj.	3.0	207.1
Ult.	4.2	324.4

Present Worth Profile (%)	(M$)
5.0	213.635
10.0	168.708
15.0	139.838
20.0	119.927
25.0	105.428
30.0	94.415
40.0	78.799
50.0	68.246
60.0	60.622
80.0	50.307
100.0	43.618

BUCKNER
1
KRS

JACK
TX
INTERNATIONAL WESTERN OIL CORP

Norris Industries - PDP reserves all properties

* **Data Report** *

Lease ID: 032813 Major Phase: OIL API #: 4223739885 Status: ACT
Lease Name: HOUSTON A
Well Name: 1
Field Name: KRS
Formation Name: MARBLE FALLS
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: JACK ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	76.9883	76.9883	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	7/ 2017	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
EXP	0.0	52.8	1.6	10.090	397	5.781	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	3/ 2016	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.4	901.7	15.6	27.200	382	51.551	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	49	1.6	10.09
Gas	511	16.8	22.37

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.471	4.615	0.362	3.553	53.49	3.00	19.386	10.660	0.0	30.045
12/2019	1.0	0.512	4.473	0.395	3.444	53.49	3.00	21.105	10.331	0.0	31.436
12/2020	1.0	0.461	3.608	0.355	2.778	53.49	3.00	18.975	8.334	0.0	27.309
12/2021	1.0	0.414	2.961	0.319	2.279	53.49	3.00	17.061	6.838	0.0	23.899
12/2022	1.0	0.372	2.465	0.287	1.898	53.49	3.00	15.339	5.693	0.0	21.032
12/2023	1.0	0.335	2.078	0.258	1.600	53.49	3.00	13.792	4.799	0.0	18.591
12/2024	1.0	0.301	1.771	0.232	1.363	53.49	3.00	12.400	4.090	0.0	16.490
12/2025	1.0	0.271	1.524	0.208	1.173	53.49	3.00	11.149	3.520	0.0	14.669
12/2026	1.0	0.243	1.323	0.187	1.018	53.49	3.00	10.024	3.055	0.0	13.079
12/2027	1.0	0.219	1.157	0.168	0.891	53.49	3.00	9.013	2.672	0.0	11.684
12/2028	0.2	0.034	0.179	0.026	0.138	53.49	3.00	1.411	0.413	0.0	1.824
12/2029											
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		3.634	26.152	2.798	20.134	53.49	3.00	149.654	60.403	0.0	210.057

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	2.542	8.330	10.872	19.173	0.00	0.00	0.00	19.173	19.173	18.381
12/2019	2.636	9.996	12.632	18.804	0.00	0.00	0.00	18.804	37.977	34.910
12/2020	2.272	9.996	12.268	15.041	0.00	0.00	0.00	15.041	53.018	46.930
12/2021	1.976	9.996	11.972	11.927	0.00	0.00	0.00	11.927	64.945	55.596
12/2022	1.730	9.996	11.726	9.306	0.00	0.00	0.00	9.306	74.251	61.744
12/2023	1.522	9.996	11.518	7.072	0.00	0.00	0.00	7.072	81.324	65.992
12/2024	1.346	9.996	11.342	5.149	0.00	0.00	0.00	5.149	86.472	68.805
12/2025	1.194	9.996	11.190	3.479	0.00	0.00	0.00	3.479	89.951	70.535
12/2026	1.062	9.996	11.058	2.021	0.00	0.00	0.00	2.021	91.972	71.449
12/2027	0.947	9.996	10.943	0.741	0.00	0.00	0.00	0.741	92.713	71.757
12/2028	0.148	1.666	1.814	0.010	0.00	0.00	0.00	0.010	92.723	71.761
12/2029										
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	17.374	99.960	117.334	92.723	0.00	0.00	0.00	92.723	92.723	71.761

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	10.00

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	76.9883	
Final NRI Oil	76.9883	
Initial NRI Gas	76.9883	
Final NRI Gas	76.9883	

	Oil MBBLS	Gas MMCF
Prior	11.1	56.5
Proj.	3.6	26.2
Ult.	14.8	82.7

Present Worth Profile (%)	(M$)
5.0	80.908
10.0	71.761
15.0	64.520
20.0	58.679
25.0	53.884
30.0	49.890
40.0	43.637
50.0	38.984
60.0	35.394
80.0	30.224
100.0	26.679

HOUSTON A
1
KRS

JACK
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 032913 Major Phase: OIL API #: 4223740017 Status: ACT
Lease Name: MAHON
Well Name: 1
Field Name: KRS
Formation Name: MARBLE FALLS
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: ONE CYPRESS TRUCKING, INC. Export Code 3:
County: JACK ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	81.2500	81.2500	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	4/ 2017	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.4	69.2	1.1	28.570	369	3.742	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	3/ 2017	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.7	1,489.1	341.4	8.000	370	254.525	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	52	1.7	25.88
Gas	1,373	45.1	7.58

ONE CYPRESS TRUCKING, INC.

All_1.1.MDB

Norris Industries - PDP reserves all properties
As of 3 / 2018

DATE: 06-14-2018
TIME: 10:29:18
DB: IW_All_Wells_6-6-2018 -

ID: TXO09 032913
LID: 032913

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.459	13.293	0.373	10.801	53.49	3.00	19.934	32.403	0.0	52.337
12/2019	1.0	0.429	14.889	0.349	12.097	53.49	3.00	18.644	36.292	0.0	54.936
12/2020	1.0	0.335	13.858	0.272	11.260	53.49	3.00	14.556	33.779	0.0	48.336
12/2021	1.0	0.267	12.943	0.217	10.516	53.49	3.00	11.622	31.549	0.0	43.171
12/2022	1.0	0.218	12.126	0.177	9.852	53.49	3.00	9.454	29.557	0.0	39.011
12/2023	1.0	0.180	11.393	0.146	9.257	53.49	3.00	7.813	27.771	0.0	35.583
12/2024	1.0	0.151	10.732	0.122	8.720	53.49	3.00	6.544	26.160	0.0	32.705
12/2025	1.0	0.128	10.134	0.104	8.234	53.49	3.00	5.547	24.702	0.0	30.249
12/2026	1.0	0.109	9.591	0.089	7.792	53.49	3.00	4.750	23.377	0.0	28.127
12/2027	1.0	0.094	9.095	0.077	7.390	53.49	3.00	4.104	22.169	0.0	26.273
12/2028	1.0	0.082	8.641	0.067	7.021	53.49	3.00	3.575	21.063	0.0	24.638
12/2029	1.0	0.072	8.225	0.059	6.683	53.49	3.00	3.137	20.048	0.0	23.185
12/2030	1.0	0.064	7.841	0.052	6.371	53.49	3.00	2.770	19.113	0.0	21.883
12/2031	1.0	0.057	7.487	0.046	6.083	53.49	3.00	2.461	18.250	0.0	20.711
12/2032	1.0	0.051	7.159	0.041	5.817	53.49	3.00	2.198	17.451	0.0	19.649
12/2033	1.0	0.045	6.855	0.037	5.570	53.49	3.00	1.973	16.710	0.0	18.683
12/2034	1.0	0.041	6.572	0.033	5.340	53.49	3.00	1.779	16.020	0.0	17.799
12/2035	1.0	0.037	6.309	0.030	5.126	53.49	3.00	1.610	15.378	0.0	16.988
Rem.		0.244	53.938	0.199	43.825	53.49	3.00	10.620	131.474	0.0	142.093
Total		3.062	231.084	2.488	187.755	53.49	3.00	133.090	563.267	0.0	696.356

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	4.817	8.330	13.147	39.190	0.00	0.00	0.00	39.190	39.190	37.564
12/2019	5.120	9.996	15.116	39.819	0.00	0.00	0.00	39.819	79.009	72.553
12/2020	4.557	9.996	14.553	33.783	0.00	0.00	0.00	33.783	112.792	99.536
12/2021	4.109	9.996	14.105	29.066	0.00	0.00	0.00	29.066	141.858	120.638
12/2022	3.742	9.996	13.738	25.273	0.00	0.00	0.00	25.273	167.130	137.318
12/2023	3.436	9.996	13.432	22.151	0.00	0.00	0.00	22.151	189.281	150.608
12/2024	3.176	9.996	13.172	19.532	0.00	0.00	0.00	19.532	208.814	161.260
12/2025	2.952	9.996	12.948	17.301	0.00	0.00	0.00	17.301	226.114	169.838
12/2026	2.756	9.996	12.752	15.375	0.00	0.00	0.00	15.375	241.489	176.767
12/2027	2.584	9.996	12.580	13.693	0.00	0.00	0.00	13.693	255.182	182.378
12/2028	2.431	9.996	12.427	12.211	0.00	0.00	0.00	12.211	267.393	186.926
12/2029	2.294	9.996	12.290	10.895	0.00	0.00	0.00	10.895	278.288	190.615
12/2030	2.171	9.996	12.167	9.717	0.00	0.00	0.00	9.717	288.004	193.607
12/2031	2.059	9.996	12.055	8.656	0.00	0.00	0.00	8.656	296.660	196.029
12/2032	1.957	9.996	11.953	7.696	0.00	0.00	0.00	7.696	304.356	197.987
12/2033	1.864	9.996	11.860	6.822	0.00	0.00	0.00	6.822	311.179	199.565
12/2034	1.779	9.996	11.775	6.024	0.00	0.00	0.00	6.024	317.203	200.832
12/2035	1.700	9.996	11.696	5.292	0.00	0.00	0.00	5.292	322.495	201.844
Rem.	14.301	104.958	119.260	22.834	0.00	0.00	0.00	22.834	22.834	3.117
Total	67.807	283.219	351.027	345.329	0.00	0.00	0.00	345.329	345.329	204.961

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	28.33

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	81.2500	
Final NRI Oil	81.2500	
Initial NRI Gas	81.2500	
Final NRI Gas	81.2500	

	Oil MBBLS	Gas MMCF
Prior	2.8	27.3
Proj.	3.1	231.1
Ult.	5.9	258.4

Present Worth Profile (%)	(M$)
5.0	256.823
10.0	204.961
15.0	171.511
20.0	148.307
25.0	131.299
30.0	118.296
40.0	99.695
50.0	86.990
60.0	77.728
80.0	65.069
100.0	56.769

MAHON
1
KRS

JACK
TX
INTERNATIONAL WESTERN OIL CORP

Norris Industries - PDP reserves all properties
Data Report

DATE: 06-14-2018
TIME: 10:29:18
DB: IW_All_Wells_6-6-2018 -

ID: TXO07B031890

Lease ID: 031890 Major Phase: OIL API #: Status: ACT
Lease Name: PITTARD BEND ARCH RED
Well Name: Well Count: 2
Field Name: WHITLEY
Formation Name: JENNINGS SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: BML, INC. B Export Code 3:
County: COLEMAN ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 1,750 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
46.0000	34.5000	34.5000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	7/ 2017	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.3	98.7	3.4	17.420	366	7.991	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	7/ 2017	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.3	257.4	0.0	72.460	366	3.358	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	87	2.9	16.84
Gas	118	3.9	64.12

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.808	0.814	0.279	0.281	53.49	3.00	14.907	0.843	0.0	15.750
12/2019	1.0	0.825	0.460	0.285	0.159	53.49	3.00	15.225	0.476	0.0	15.701
12/2020	1.0	0.698	0.235	0.241	0.081	53.49	3.00	12.872	0.243	0.0	13.115
12/2021	0.9	0.548	0.125	0.189	0.043	53.49	3.00	10.120	0.130	0.0	10.249
12/2022											
12/2023											
12/2024											
12/2025											
12/2026											
12/2027											
12/2028											
12/2029											
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		2.879	1.634	0.993	0.564	53.49	3.00	53.123	1.692	0.0	54.815

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	1.199	8.050	9.249	6.501	0.00	0.00	0.00	6.501	6.501	6.241
12/2019	1.185	9.660	10.845	4.856	0.00	0.00	0.00	4.856	11.357	10.521
12/2020	0.985	9.660	10.645	2.469	0.00	0.00	0.00	2.469	13.826	12.504
12/2021	0.768	8.855	9.623	0.626	0.00	0.00	0.00	0.626	14.452	12.967
12/2022										
12/2023										
12/2024										
12/2025										
12/2026										
12/2027										
12/2028										
12/2029										
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	4.138	36.225	40.363	14.452	0.00	0.00	0.00	14.452	14.452	12.967

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	3.75

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	46.0000	30.00
Final W.I.	46.0000	
Initial NRI Oil	34.5000	
Final NRI Oil	34.5000	
Initial NRI Gas	34.5000	
Final NRI Gas	34.5000	

	Oil MBBLS	Gas MMCF
Prior	3.6	10.7
Proj.	2.9	1.6
Ult.	6.4	12.3

Present Worth Profile (%)	(M$)
5.0	13.661
10.0	12.967
15.0	12.354
20.0	11.808
25.0	11.320
30.0	10.880
40.0	10.121
50.0	9.488
60.0	8.953
80.0	8.096
100.0	7.440

PITTARD BEND ARCH RED
Well Count: 2
WHITLEY

COLEMAN
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 031804 Major Phase: OIL API #: Status: ACT
Lease Name: PITTARD BEND ARCH RED
Well Name: Well Count: 2
Field Name: WHITLEY
Formation Name: GRAY SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: BML, INC. B Export Code 3:
County: COLEMAN ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 1,750 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
46.0000	34.5000	34.5000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	4/ 2016	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	1.7	466.6	36.5	71.948	381	28.458	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	6/ 2017	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.3	518.6	0.2	65.927	367	8.116	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	170	5.6	21.89
Gas	249	8.2	57.97

Norris Industries - PDP reserves all properties
As of 3 / 2018

DATE: 06-14-2018
TIME: 10:29:18
DB: IW_All_Wells_6-6-2018 -

ID: TXO07B031804
LID: 031804

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	1.554	1.806	0.536	0.623	53.49	3.00	28.673	1.869	0.0	30.543
12/2019	1.0	1.574	1.125	0.543	0.388	53.49	3.00	29.040	1.164	0.0	30.205
12/2020	1.0	1.364	0.618	0.471	0.213	53.49	3.00	25.176	0.639	0.0	25.816
12/2021	1.0	1.216	0.372	0.420	0.128	53.49	3.00	22.449	0.385	0.0	22.834
12/2022	1.0	1.105	0.240	0.381	0.083	53.49	3.00	20.397	0.248	0.0	20.645
12/2023	1.0	1.018	0.162	0.351	0.056	53.49	3.00	18.785	0.168	0.0	18.953
12/2024	1.0	0.947	0.115	0.327	0.040	53.49	3.00	17.476	0.119	0.0	17.595
12/2025	1.0	0.888	0.084	0.306	0.029	53.49	3.00	16.388	0.087	0.0	16.474
12/2026	1.0	0.838	0.063	0.289	0.022	53.49	3.00	15.465	0.065	0.0	15.530
12/2027	1.0	0.795	0.048	0.274	0.017	53.49	3.00	14.670	0.050	0.0	14.720
12/2028	1.0	0.757	0.038	0.261	0.013	53.49	3.00	13.977	0.039	0.0	14.016
12/2029	1.0	0.724	0.030	0.250	0.010	53.49	3.00	13.366	0.031	0.0	13.397
12/2030	1.0	0.695	0.024	0.240	0.008	53.49	3.00	12.822	0.025	0.0	12.847
12/2031	1.0	0.668	0.020	0.231	0.007	53.49	3.00	12.334	0.021	0.0	12.355
12/2032	1.0	0.644	0.016	0.222	0.006	53.49	3.00	11.893	0.017	0.0	11.910
12/2033	1.0	0.623	0.014	0.215	0.005	53.49	3.00	11.492	0.014	0.0	11.507
12/2034	1.0	0.603	0.012	0.208	0.004	53.49	3.00	11.126	0.012	0.0	11.138
12/2035	1.0	0.585	0.010	0.202	0.003	53.49	3.00	10.790	0.010	0.0	10.800
Rem.		0.380	0.006	0.131	0.002	53.49	0.00	7.019	0.006	0.0	7.025
Total		16.980	4.802	5.858	1.657	53.49	3.00	313.341	4.970	0.0	318.310

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	2.332	8.050	10.382	20.161	0.00	0.00	0.00	20.161	20.161	19.341
12/2019	2.287	9.660	11.947	18.258	0.00	0.00	0.00	18.258	38.419	35.397
12/2020	1.944	9.660	11.604	14.211	0.00	0.00	0.00	14.211	52.630	46.754
12/2021	1.715	9.660	11.375	11.459	0.00	0.00	0.00	11.459	64.089	55.078
12/2022	1.548	9.660	11.208	9.438	0.00	0.00	0.00	9.438	73.527	61.309
12/2023	1.419	9.660	11.079	7.874	0.00	0.00	0.00	7.874	81.401	66.035
12/2024	1.316	9.660	10.976	6.618	0.00	0.00	0.00	6.618	88.019	69.646
12/2025	1.232	9.660	10.892	5.583	0.00	0.00	0.00	5.583	93.602	72.415
12/2026	1.161	9.660	10.821	4.709	0.00	0.00	0.00	4.709	98.311	74.538
12/2027	1.100	9.660	10.760	3.961	0.00	0.00	0.00	3.961	102.272	76.162
12/2028	1.047	9.660	10.707	3.309	0.00	0.00	0.00	3.309	105.581	77.395
12/2029	1.001	9.660	10.661	2.737	0.00	0.00	0.00	2.737	108.318	78.322
12/2030	0.959	9.660	10.619	2.228	0.00	0.00	0.00	2.228	110.546	79.009
12/2031	0.922	9.660	10.582	1.772	0.00	0.00	0.00	1.772	112.318	79.505
12/2032	0.889	9.660	10.549	1.361	0.00	0.00	0.00	1.361	113.679	79.852
12/2033	0.859	9.660	10.519	0.988	0.00	0.00	0.00	0.988	114.667	80.081
12/2034	0.831	9.660	10.491	0.647	0.00	0.00	0.00	0.647	115.314	80.217
12/2035	0.806	9.660	10.466	0.334	0.00	0.00	0.00	0.334	115.647	80.281
Rem.	0.524	6.440	6.964	0.061	0.00	0.00	0.00	0.061	0.061	0.011
Total	23.892	178.710	202.602	115.708	0.00	0.00	0.00	115.708	115.708	80.292

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	18.50

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	46.0000	30.00
Final W.I.	46.0000	
Initial NRI Oil	34.5000	
Final NRI Oil	34.5000	
Initial NRI Gas	34.5000	
Final NRI Gas	34.5000	

	Oil MBBLS	Gas MMCF
Prior	12.5	31.9
Proj.	17.0	4.8
Ult.	29.5	36.7

Present Worth Profile (%)	(M$)
5.0	94.627
10.0	80.292
15.0	70.030
20.0	62.367
25.0	56.443
30.0	51.731
40.0	44.706
50.0	39.711
60.0	35.967
80.0	30.702
100.0	27.152

PITTARD BEND ARCH RED
Well Count: 2
WHITLEY

COLEMAN
TX
INTERNATIONAL WESTERN OIL CORP

Norris Industries - PDP reserves all properties
*** D a t a R e p o r t ***

Lease ID: 031684 Major Phase: OIL API #: Status: ACT
Lease Name: PITTARD BEND ARCH WHITE
Well Name: 3A
Field Name: NOVICE, SW.
Formation Name: GARDNER SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: BML, INC. B Export Code 3:
County: COLEMAN ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 1,120 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
39.5000	29.6250	29.6250	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	12/ 2015	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
EXP	0.0	33.0	2.3	7.940	385	4.451	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	4/ 2017	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
EXP	0.0	103.4	0.0	40.590	369	2.382	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	27	0.9	7.94
Gas	64	2.1	40.59

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.2	0.054	0.123	0.016	0.036	53.49	3.00	0.863	0.109	0.0	0.972
12/2019											
12/2020											
12/2021											
12/2022											
12/2023											
12/2024											
12/2025											
12/2026											
12/2027											
12/2028											
12/2029											
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		0.054	0.123	0.016	0.036	53.49	3.00	0.863	0.109	0.0	0.972

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.076	0.885	0.960	0.011	0.00	0.00	0.00	0.011	0.011	0.011
12/2019										
12/2020										
12/2021										
12/2022										
12/2023										
12/2024										
12/2025										
12/2026										
12/2027										
12/2028										
12/2029										
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	0.076	0.885	0.960	0.011	0.00	0.00	0.00	0.011	0.011	0.011

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	0.17

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	39.5000	30.00
Final W.I.	39.5000	
Initial NRI Oil	29.6250	
Final NRI Oil	29.6250	
Initial NRI Gas	29.6250	
Final NRI Gas	29.6250	

	Oil MBBLS	Gas MMCF
Prior	1.0	11.3
Proj.	0.1	0.1
Ult.	1.1	11.4

Present Worth Profile (%)	(M$)
5.0	0.011
10.0	0.011
15.0	0.011
20.0	0.011
25.0	0.011
30.0	0.011
40.0	0.011
50.0	0.011
60.0	0.011
80.0	0.011
100.0	0.011

PITTARD BEND ARCH WHITE
3A
NOVICE, SW.

COLEMAN
TX
INTERNATIONAL WESTERN OIL CORP

Norris Industries - PDP reserves all properties
*** D a t a R e p o r t ***

DATE: 06-14-2018
TIME: 10:29:18
DB: IW_All_Wells_6-6-2018 -

ID: TXO07B031488

Lease ID: 031488 Major Phase: OIL API #: 4208336110 Status: ACT
Lease Name: PITTARD BEND ARCH WHITE
Well Name: 2A
Field Name: WHITLEY
Formation Name: GRAY SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: BML, INC. B Export Code 3:
County: COLEMAN ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 560 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
39.5000	29.6250	29.6250	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	1/ 2015	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
EXP	0.0	48.8	0.9	11.380	396	4.759	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	5/ 2017	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
EXP	0.0	98.2	0.0	31.260	368	3.143	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	33	1.1	11.38
Gas	72	2.4	31.26

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.317	0.617	0.094	0.183	53.49	3.00	5.020	0.548	0.0	5.568
12/2019	1.0	0.340	0.526	0.101	0.156	53.49	3.00	5.393	0.467	0.0	5.861
12/2020	1.0	0.302	0.362	0.089	0.107	53.49	3.00	4.780	0.321	0.0	5.101
12/2021	1.0	0.267	0.249	0.079	0.074	53.49	3.00	4.236	0.221	0.0	4.457
12/2022	1.0	0.237	0.171	0.070	0.051	53.49	3.00	3.754	0.152	0.0	3.906
12/2023	1.0	0.210	0.117	0.062	0.035	53.49	3.00	3.327	0.104	0.0	3.431
12/2024	0.9	0.171	0.075	0.051	0.022	53.49	3.00	2.716	0.067	0.0	2.782
12/2025											
12/2026											
12/2027											
12/2028											
12/2029											
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		1.844	2.116	0.546	0.627	53.49	3.00	29.225	1.881	0.0	31.106

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.431	2.212	2.643	2.925	0.00	0.00	0.00	2.925	2.925	2.805
12/2019	0.450	2.654	3.105	2.756	0.00	0.00	0.00	2.756	5.681	5.229
12/2020	0.390	2.654	3.044	2.057	0.00	0.00	0.00	2.057	7.738	6.874
12/2021	0.339	2.654	2.993	1.463	0.00	0.00	0.00	1.463	9.202	7.938
12/2022	0.296	2.654	2.950	0.955	0.00	0.00	0.00	0.955	10.157	8.570
12/2023	0.259	2.654	2.913	0.518	0.00	0.00	0.00	0.518	10.675	8.883
12/2024	0.210	2.433	2.643	0.140	0.00	0.00	0.00	0.140	10.815	8.960
12/2025										
12/2026										
12/2027										
12/2028										
12/2029										
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	2.374	17.917	20.291	10.815	0.00	0.00	0.00	10.815	10.815	8.960

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	6.75

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	39.5000	30.00
Final W.I.	39.5000	
Initial NRI Oil	29.6250	
Final NRI Oil	29.6250	
Initial NRI Gas	29.6250	
Final NRI Gas	29.6250	

	Oil MBBLS	Gas MMCF
Prior	4.7	11.3
Proj.	1.8	2.1
Ult.	6.5	13.4

Present Worth Profile (%)	(M$)
5.0	9.797
10.0	8.960
15.0	8.262
20.0	7.672
25.0	7.169
30.0	6.735
40.0	6.027
50.0	5.475
60.0	5.034
80.0	4.373
100.0	3.903

PITTARD BEND ARCH WHITE
2A
WHITLEY

COLEMAN
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 031723 Major Phase: OIL API #: Status: ACT
Lease Name: PITTARD BEND ARCH WHITE
Well Name: Well Count: 2
Field Name: WHITLEY
Formation Name: JENNINGS SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: BML, INC. B Export Code 3:
County: COLEMAN ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 1,120 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
39.5000	29.6250	29.6250	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2015	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.3	113.0	9.0	10.880	394	13.936	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	5/ 2017	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
EXP	0.0	197.7	0.0	43.490	368	4.156	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	81	2.7	9.91
Gas	123	4.0	43.49

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.779	0.978	0.231	0.290	53.49	3.00	12.343	0.869	0.0	13.212
12/2019	1.0	0.852	0.698	0.252	0.207	53.49	3.00	13.495	0.620	0.0	14.115
12/2020	1.0	0.771	0.394	0.229	0.117	53.49	3.00	12.224	0.351	0.0	12.575
12/2021	1.0	0.701	0.223	0.208	0.066	53.49	3.00	11.105	0.198	0.0	11.303
12/2022	1.0	0.638	0.126	0.189	0.037	53.49	3.00	10.116	0.112	0.0	10.228
12/2023	1.0	0.583	0.071	0.173	0.021	53.49	3.00	9.238	0.063	0.0	9.301
12/2024	1.0	0.534	0.040	0.158	0.012	53.49	3.00	8.457	0.036	0.0	8.492
12/2025	1.0	0.490	0.023	0.145	0.007	53.49	3.00	7.759	0.020	0.0	7.779
12/2026	1.0	0.450	0.013	0.133	0.004	53.49	3.00	7.134	0.011	0.0	7.146
12/2027	1.0	0.415	0.007	0.123	0.002	53.49	3.00	6.574	0.006	0.0	6.580
12/2028	1.0	0.383	0.004	0.113	0.001	53.49	3.00	6.069	0.004	0.0	6.072
12/2029	0.3	0.091	0.001	0.027	0.000	53.49	3.00	1.444	0.001	0.0	1.445
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		6.687	2.578	1.981	0.764	53.49	3.00	105.958	2.291	0.0	108.249

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	1.010	4.424	5.434	7.777	0.00	0.00	0.00	7.777	7.777	7.455
12/2019	1.071	5.309	6.380	7.736	0.00	0.00	0.00	7.736	15.513	14.254
12/2020	0.948	5.309	6.257	6.318	0.00	0.00	0.00	6.318	21.831	19.302
12/2021	0.849	5.309	6.158	5.146	0.00	0.00	0.00	5.146	26.977	23.040
12/2022	0.766	5.309	6.075	4.153	0.00	0.00	0.00	4.153	31.129	25.783
12/2023	0.696	5.309	6.005	3.297	0.00	0.00	0.00	3.297	34.426	27.762
12/2024	0.635	5.309	5.944	2.549	0.00	0.00	0.00	2.549	36.974	29.154
12/2025	0.581	5.309	5.890	1.889	0.00	0.00	0.00	1.889	38.864	30.092
12/2026	0.534	5.309	5.842	1.303	0.00	0.00	0.00	1.303	40.167	30.681
12/2027	0.491	5.309	5.800	0.780	0.00	0.00	0.00	0.780	40.947	31.002
12/2028	0.453	5.309	5.762	0.310	0.00	0.00	0.00	0.310	41.258	31.119
12/2029	0.108	1.327	1.435	0.010	0.00	0.00	0.00	0.010	41.268	31.122
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	8.142	58.839	66.981	41.268	0.00	0.00	0.00	41.268	41.268	31.122

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	11.08

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	39.5000	30.00
Final W.I.	39.5000	
Initial NRI Oil	29.6250	
Final NRI Oil	29.6250	
Initial NRI Gas	29.6250	
Final NRI Gas	29.6250	

	Oil MBBLS	Gas MMCF
Prior	2.0	22.6
Proj.	6.7	2.6
Ult.	8.7	25.2

Present Worth Profile (%)	(M$)
5.0	35.494
10.0	31.122
15.0	27.726
20.0	25.030
25.0	22.846
30.0	21.048
40.0	18.272
50.0	16.236
60.0	14.682
80.0	12.471
100.0	10.970

PITTARD BEND ARCH WHITE
Well Count: 2
WHITLEY

COLEMAN
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 158316 Major Phase: GAS API #: 4236334542 Status: ACT
Lease Name: STUART '60'
Well Name: 12U
Field Name: BIRDSONG
Formation Name: LAKE SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
39.1681	31.3345	31.3345	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly		0.0	0	

Type	N	Initial	Final	Decline	Time	Cum	Comments
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	8/ 2007	0.0	1		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.1	2,169.6	131.6	7.690	485	332.395	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	0	0.0	0.00
Gas	962	31.6	7.11

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.000	9.332	0.000	2.924	0.00	3.00	0.000	8.772	0.0	8.772
12/2019	1.0	0.000	10.471	0.000	3.281	0.00	3.00	0.000	9.843	0.0	9.843
12/2020	1.0	0.000	9.736	0.000	3.051	0.00	3.00	0.000	9.152	0.0	9.152
12/2021	1.0	0.000	9.057	0.000	2.838	0.00	3.00	0.000	8.514	0.0	8.514
12/2022	1.0	0.000	8.430	0.000	2.641	0.00	3.00	0.000	7.924	0.0	7.924
12/2023	1.0	0.000	7.850	0.000	2.460	0.00	3.00	0.000	7.379	0.0	7.379
12/2024	1.0	0.000	7.314	0.000	2.292	0.00	3.00	0.000	6.875	0.0	6.875
12/2025	1.0	0.000	6.817	0.000	2.136	0.00	3.00	0.000	6.409	0.0	6.409
12/2026	1.0	0.000	6.358	0.000	1.992	0.00	3.00	0.000	5.977	0.0	5.977
12/2027	1.0	0.000	5.933	0.000	1.859	0.00	3.00	0.000	5.577	0.0	5.577
12/2028	1.0	0.000	5.538	0.000	1.735	0.00	3.00	0.000	5.206	0.0	5.206
12/2029	1.0	0.000	5.172	0.000	1.621	0.00	3.00	0.000	4.862	0.0	4.862
12/2030	1.0	0.000	4.833	0.000	1.514	0.00	3.00	0.000	4.543	0.0	4.543
12/2031	0.1	0.000	0.388	0.000	0.122	0.00	3.00	0.000	0.365	0.0	0.365
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		0.000	97.228	0.000	30.466	0.00	3.00	0.000	91.398	0.0	91.398

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.901	3.263	4.164	4.608	0.00	0.00	0.00	4.608	4.608	4.415
12/2019	1.011	3.915	4.927	4.917	0.00	0.00	0.00	4.917	9.525	8.734
12/2020	0.940	3.915	4.856	4.296	0.00	0.00	0.00	4.296	13.821	12.165
12/2021	0.875	3.915	4.790	3.724	0.00	0.00	0.00	3.724	17.545	14.869
12/2022	0.814	3.915	4.729	3.195	0.00	0.00	0.00	3.195	20.740	16.978
12/2023	0.758	3.915	4.673	2.706	0.00	0.00	0.00	2.706	23.445	18.602
12/2024	0.706	3.915	4.622	2.253	0.00	0.00	0.00	2.253	25.699	19.831
12/2025	0.658	3.915	4.574	1.835	0.00	0.00	0.00	1.835	27.534	20.742
12/2026	0.614	3.915	4.529	1.447	0.00	0.00	0.00	1.447	28.981	21.395
12/2027	0.573	3.915	4.488	1.089	0.00	0.00	0.00	1.089	30.070	21.842
12/2028	0.535	3.915	4.450	0.756	0.00	0.00	0.00	0.756	30.825	22.124
12/2029	0.500	3.915	4.415	0.447	0.00	0.00	0.00	0.447	31.273	22.276
12/2030	0.467	3.915	4.382	0.161	0.00	0.00	0.00	0.161	31.434	22.326
12/2031	0.037	0.326	0.364	0.001	0.00	0.00	0.00	0.001	31.435	22.326
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	9.391	50.572	59.963	31.435	0.00	0.00	0.00	31.435	31.435	22.326

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	12.92

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	39.1681	30.00
Final W.I.	39.1681	
Initial NRI Oil	31.3345	
Final NRI Oil	31.3345	
Initial NRI Gas	31.3345	
Final NRI Gas	31.3345	

	Oil MBBLS	Gas MMCF
Prior	0.0	521.8
Proj.	0.0	97.2
Ult.	0.0	619.1

Present Worth Profile (%)	(M$)
5.0	26.154
10.0	22.326
15.0	19.462
20.0	17.259
25.0	15.523
30.0	14.126
40.0	12.028
50.0	10.536
60.0	9.424
80.0	7.880
100.0	6.858

STUART '60'
12U
BIRDSONG

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 244717 Major Phase: GAS API #: 4236334222 Status: ACT
Lease Name: STUART ESTATE '49'
Well Name: 4
Field Name: STRAWN, NW.
Formation Name: CONGLOMERATE
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
41.9456	33.5565	33.5565	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	10/ 2011	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.3	28.3	5.3	5.850	435	5.570	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	5/ 2015	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
EXP	0.0	938.6	37.4	9.396	392	109.599	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	20	0.6	5.26
Gas	710	23.3	9.40

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.192	6.813	0.064	2.286	53.49	3.00	3.448	6.858	0.0	10.307
12/2019	1.0	0.220	7.469	0.074	2.506	53.49	3.00	3.941	7.519	0.0	11.460
12/2020	1.0	0.208	6.767	0.070	2.271	53.49	3.00	3.739	6.813	0.0	10.552
12/2021	1.0	0.198	6.131	0.066	2.058	53.49	3.00	3.551	6.173	0.0	9.724
12/2022	1.0	0.188	5.555	0.063	1.864	53.49	3.00	3.375	5.593	0.0	8.967
12/2023	1.0	0.179	5.033	0.060	1.689	53.49	3.00	3.210	5.067	0.0	8.277
12/2024	1.0	0.170	4.560	0.057	1.530	53.49	3.00	3.055	4.591	0.0	7.646
12/2025	1.0	0.162	4.132	0.054	1.387	53.49	3.00	2.910	4.160	0.0	7.070
12/2026	1.0	0.155	3.744	0.052	1.256	53.49	3.00	2.774	3.769	0.0	6.543
12/2027	1.0	0.147	3.392	0.049	1.138	53.49	3.00	2.646	3.415	0.0	6.060
12/2028	1.0	0.141	3.073	0.047	1.031	53.49	3.00	2.525	3.094	0.0	5.619
12/2029	1.0	0.134	2.785	0.045	0.934	53.49	3.00	2.412	2.803	0.0	5.215
12/2030	1.0	0.128	2.523	0.043	0.847	53.49	3.00	2.305	2.540	0.0	4.844
12/2031	0.2	0.021	0.397	0.007	0.133	53.49	3.00	0.374	0.399	0.0	0.774
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		2.243	62.375	0.753	20.931	53.49	3.00	40.264	62.793	0.0	103.057

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.962	3.494	4.456	5.850	0.00	0.00	0.00	5.850	5.850	5.606
12/2019	1.067	4.193	5.260	6.200	0.00	0.00	0.00	6.200	12.051	11.053
12/2020	0.979	4.193	5.172	5.380	0.00	0.00	0.00	5.380	17.431	15.350
12/2021	0.899	4.193	5.092	4.631	0.00	0.00	0.00	4.631	22.062	18.712
12/2022	0.826	4.193	5.019	3.948	0.00	0.00	0.00	3.948	26.010	21.319
12/2023	0.760	4.193	4.953	3.324	0.00	0.00	0.00	3.324	29.334	23.314
12/2024	0.700	4.193	4.893	2.754	0.00	0.00	0.00	2.754	32.088	24.816
12/2025	0.645	4.193	4.837	2.232	0.00	0.00	0.00	2.232	34.320	25.924
12/2026	0.594	4.193	4.787	1.755	0.00	0.00	0.00	1.755	36.075	26.716
12/2027	0.548	4.193	4.741	1.319	0.00	0.00	0.00	1.319	37.395	27.257
12/2028	0.506	4.193	4.699	0.920	0.00	0.00	0.00	0.920	38.314	27.601
12/2029	0.468	4.193	4.661	0.554	0.00	0.00	0.00	0.554	38.868	27.789
12/2030	0.433	4.193	4.626	0.219	0.00	0.00	0.00	0.219	39.087	27.857
12/2031	0.069	0.699	0.768	0.006	0.00	0.00	0.00	0.006	39.093	27.859
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	9.456	54.508	63.964	39.093	0.00	0.00	0.00	39.093	39.093	27.859

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	13.00

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	41.9456	30.00
Final W.I.	41.9456	
Initial NRI Oil	33.5565	
Final NRI Oil	33.5565	
Initial NRI Gas	33.5565	
Final NRI Gas	33.5565	

	Oil MBBLS	Gas MMCF
Prior	0.9	167.3
Proj.	2.2	62.4
Ult.	3.1	229.7

Present Worth Profile (%)	(M$)
5.0	32.582
10.0	27.859
15.0	24.320
20.0	21.595
25.0	19.445
30.0	17.714
40.0	15.109
50.0	13.253
60.0	11.867
80.0	9.938
100.0	8.658

STUART ESTATE '49'
4
STRAWN, NW.

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 007413 Major Phase: OIL API #: Status: ACT
Lease Name: MARSHALL, FANNIE
Well Name: Well Count: 6
Field Name: EAST TEXAS
Formation Name:
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: GAS SOLUTIONS II LTD. Export Code 2:
Title 2: LION OIL TRADING & TRANS, LLC Export Code 3:
County: GREGG ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 5,500 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
10.0000	7.5000	7.5000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	2/ 2006	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.7	526.1	129.3	5.400	515	130.035	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	9/ 2010	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	1.0	543.1	118.2	9.140	448	103.210	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	303	10.0	3.71
Gas	315	10.4	5.43

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	2.986	3.083	0.224	0.231	53.49	3.00	11.980	0.694	0.0	12.674
12/2019	1.0	3.464	3.523	0.260	0.264	53.49	3.00	13.898	0.793	0.0	14.691
12/2020	1.0	3.342	3.349	0.251	0.251	53.49	3.00	13.406	0.753	0.0	14.159
12/2021	1.0	3.226	3.191	0.242	0.239	53.49	3.00	12.942	0.718	0.0	13.660
12/2022	1.0	3.117	3.047	0.234	0.229	53.49	3.00	12.505	0.686	0.0	13.191
12/2023	1.0	3.014	2.916	0.226	0.219	53.49	3.00	12.093	0.656	0.0	12.749
12/2024	1.0	2.917	2.795	0.219	0.210	53.49	3.00	11.703	0.629	0.0	12.332
12/2025	1.0	2.825	2.684	0.212	0.201	53.49	3.00	11.334	0.604	0.0	11.938
12/2026	1.0	2.738	2.582	0.205	0.194	53.49	3.00	10.985	0.581	0.0	11.565
12/2027	1.0	2.655	2.487	0.199	0.187	53.49	3.00	10.653	0.560	0.0	11.213
12/2028	1.0	2.577	2.399	0.193	0.180	53.49	3.00	10.338	0.540	0.0	10.878
12/2029	1.0	2.502	2.317	0.188	0.174	53.49	3.00	10.039	0.521	0.0	10.560
12/2030	1.0	2.431	2.240	0.182	0.168	53.49	3.00	9.754	0.504	0.0	10.258
12/2031	1.0	2.364	2.168	0.177	0.163	53.49	3.00	9.482	0.488	0.0	9.970
12/2032	1.0	2.299	2.101	0.172	0.158	53.49	3.00	9.223	0.473	0.0	9.696
12/2033	1.0	2.237	2.037	0.168	0.153	53.49	3.00	8.976	0.458	0.0	9.435
12/2034	1.0	2.179	1.978	0.163	0.148	53.49	3.00	8.740	0.445	0.0	9.185
12/2035	1.0	2.122	1.922	0.159	0.144	53.49	3.00	8.514	0.432	0.0	8.947
Rem.		16.786	15.080	1.259	1.131	53.49	3.00	67.339	3.393	0.0	70.732
Total		65.783	61.897	4.934	4.642	53.49	3.00	263.904	13.927	0.0	277.831

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.965	5.500	6.465	6.209	0.00	0.00	0.00	6.209	6.209	5.947
12/2019	1.119	6.600	7.719	6.972	0.00	0.00	0.00	6.972	13.181	12.069
12/2020	1.078	6.600	7.678	6.481	0.00	0.00	0.00	6.481	19.662	17.242
12/2021	1.040	6.600	7.640	6.020	0.00	0.00	0.00	6.020	25.683	21.611
12/2022	1.004	6.600	7.604	5.587	0.00	0.00	0.00	5.587	31.270	25.296
12/2023	0.970	6.600	7.570	5.179	0.00	0.00	0.00	5.179	36.449	28.402
12/2024	0.938	6.600	7.538	4.794	0.00	0.00	0.00	4.794	41.243	31.016
12/2025	0.908	6.600	7.508	4.430	0.00	0.00	0.00	4.430	45.673	33.212
12/2026	0.879	6.600	7.479	4.086	0.00	0.00	0.00	4.086	49.759	35.053
12/2027	0.852	6.600	7.452	3.760	0.00	0.00	0.00	3.760	53.519	36.593
12/2028	0.827	6.600	7.427	3.451	0.00	0.00	0.00	3.451	56.970	37.878
12/2029	0.803	6.600	7.403	3.157	0.00	0.00	0.00	3.157	60.128	38.947
12/2030	0.780	6.600	7.380	2.878	0.00	0.00	0.00	2.878	63.005	39.833
12/2031	0.758	6.600	7.358	2.612	0.00	0.00	0.00	2.612	65.618	40.564
12/2032	0.737	6.600	7.337	2.359	0.00	0.00	0.00	2.359	67.977	41.164
12/2033	0.717	6.600	7.317	2.118	0.00	0.00	0.00	2.118	70.094	41.654
12/2034	0.698	6.600	7.298	1.887	0.00	0.00	0.00	1.887	71.982	42.051
12/2035	0.680	6.600	7.280	1.667	0.00	0.00	0.00	1.667	73.649	42.369
Rem.	5.374	58.850	64.224	6.509	0.00	0.00	0.00	6.509	6.509	0.918
Total	21.124	176.551	197.674	80.158	0.00	0.00	0.00	80.158	80.158	43.288

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	26.75

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	10.0000	30.00
Final W.I.	10.0000	
Initial NRI Oil	7.5000	
Final NRI Oil	7.5000	
Initial NRI Gas	7.5000	
Final NRI Gas	7.5000	

	Oil MBBLS	Gas MMCF
Prior	652.1	236.5
Proj.	65.8	61.9
Ult.	717.9	298.4

Present Worth Profile (%)	(M$)
5.0	56.626
10.0	43.288
15.0	34.984
20.0	29.417
25.0	25.459
30.0	22.514
40.0	18.438
50.0	15.755
60.0	13.854
80.0	11.335
100.0	9.735

MARSHALL, FANNIE
Well Count: 6
EAST TEXAS

GREGG
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 007419 Major Phase: OIL API #: Status: ACT
Lease Name: WALDEN, IDA
Well Name: Well Count: 2
Field Name: EAST TEXAS
Formation Name:
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: EXXON CORP. Export Code 2:
Title 2: LION OIL TRADING & TRANS, LLC Export Code 3:
County: GREGG ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 1,000 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
10.0000	7.5000	7.5000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	6/ 2013	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.7	98.0	48.6	2.580	415	28.426	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly		0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	87	2.9	2.38
Gas	0	0.0	0.00

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.862	0.000	0.065	0.000	53.49	0.00	3.457	0.000	0.0	3.457
12/2019	1.0	1.012	0.000	0.076	0.000	53.49	0.00	4.059	0.000	0.0	4.059
12/2020	1.0	0.988	0.000	0.074	0.000	53.49	0.00	3.965	0.000	0.0	3.965
12/2021	1.0	0.966	0.000	0.072	0.000	53.49	0.00	3.875	0.000	0.0	3.875
12/2022	1.0	0.944	0.000	0.071	0.000	53.49	0.00	3.789	0.000	0.0	3.789
12/2023	1.0	0.924	0.000	0.069	0.000	53.49	0.00	3.705	0.000	0.0	3.705
12/2024	1.0	0.904	0.000	0.068	0.000	53.49	0.00	3.625	0.000	0.0	3.625
12/2025	1.0	0.884	0.000	0.066	0.000	53.49	0.00	3.547	0.000	0.0	3.547
12/2026	1.0	0.866	0.000	0.065	0.000	53.49	0.00	3.473	0.000	0.0	3.473
12/2027	1.0	0.848	0.000	0.064	0.000	53.49	0.00	3.401	0.000	0.0	3.401
12/2028	1.0	0.830	0.000	0.062	0.000	53.49	0.00	3.331	0.000	0.0	3.331
12/2029	1.0	0.814	0.000	0.061	0.000	53.49	0.00	3.264	0.000	0.0	3.264
12/2030	1.0	0.798	0.000	0.060	0.000	53.49	0.00	3.199	0.000	0.0	3.199
12/2031	1.0	0.782	0.000	0.059	0.000	53.49	0.00	3.137	0.000	0.0	3.137
12/2032	1.0	0.767	0.000	0.058	0.000	53.49	0.00	3.076	0.000	0.0	3.076
12/2033	1.0	0.752	0.000	0.056	0.000	53.49	0.00	3.017	0.000	0.0	3.017
12/2034	1.0	0.738	0.000	0.055	0.000	53.49	0.00	2.961	0.000	0.0	2.961
12/2035	1.0	0.724	0.000	0.054	0.000	53.49	0.00	2.906	0.000	0.0	2.906
Rem.		7.761	0.000	0.582	0.000	53.49	0.00	31.135	0.000	0.0	31.135
Total		23.163	0.000	1.737	0.000	53.49	0.00	92.923	0.000	0.0	92.923

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.258	1.000	1.258	2.199	0.00	0.00	0.00	2.199	2.199	2.106
12/2019	0.303	1.200	1.503	2.556	0.00	0.00	0.00	2.556	4.755	4.349
12/2020	0.296	1.200	1.496	2.469	0.00	0.00	0.00	2.469	7.224	6.320
12/2021	0.289	1.200	1.489	2.386	0.00	0.00	0.00	2.386	9.610	8.051
12/2022	0.283	1.200	1.483	2.306	0.00	0.00	0.00	2.306	11.916	9.571
12/2023	0.276	1.200	1.476	2.229	0.00	0.00	0.00	2.229	14.145	10.907
12/2024	0.270	1.200	1.470	2.154	0.00	0.00	0.00	2.154	16.299	12.082
12/2025	0.265	1.200	1.465	2.083	0.00	0.00	0.00	2.083	18.382	13.113
12/2026	0.259	1.200	1.459	2.014	0.00	0.00	0.00	2.014	20.396	14.020
12/2027	0.254	1.200	1.454	1.947	0.00	0.00	0.00	1.947	22.343	14.818
12/2028	0.249	1.200	1.449	1.883	0.00	0.00	0.00	1.883	24.226	15.519
12/2029	0.244	1.200	1.444	1.821	0.00	0.00	0.00	1.821	26.046	16.135
12/2030	0.239	1.200	1.439	1.761	0.00	0.00	0.00	1.761	27.807	16.676
12/2031	0.234	1.200	1.434	1.703	0.00	0.00	0.00	1.703	29.510	17.153
12/2032	0.230	1.200	1.430	1.647	0.00	0.00	0.00	1.647	31.156	17.571
12/2033	0.225	1.200	1.425	1.592	0.00	0.00	0.00	1.592	32.748	17.939
12/2034	0.221	1.200	1.421	1.540	0.00	0.00	0.00	1.540	34.288	18.263
12/2035	0.217	1.200	1.417	1.489	0.00	0.00	0.00	1.489	35.777	18.547
Rem.	2.323	14.400	16.723	14.412	0.00	0.00	0.00	14.412	14.412	1.623
Total	6.934	35.800	42.734	50.189	0.00	0.00	0.00	50.189	50.189	20.170

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	29.83

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	10.0000	30.00
Final W.I.	10.0000	
Initial NRI Oil	7.5000	
Final NRI Oil	7.5000	
Initial NRI Gas	7.5000	
Final NRI Gas	7.5000	

	Oil MBBLS	Gas MMCF
Prior	214.1	84.3
Proj.	23.2	0.0
Ult.	237.3	84.3

Present Worth Profile (%)	(M$)
5.0	29.529
10.0	20.170
15.0	15.217
20.0	12.249
25.0	10.298
30.0	8.923
40.0	7.117
50.0	5.983
60.0	5.203
80.0	4.197
100.0	3.573

WALDEN, IDA
Well Count: 2
EAST TEXAS

GREGG
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 027847 Major Phase: OIL API #: 4236334542 Status: ACT
Lease Name: STUART '60'
Well Name: 12 L
Field Name: STRAWN, NW.
Formation Name: CONGLOMERATE
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: DEVON GAS SERVICES, L.P. Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
39.1681	31.3345	31.3345	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2012	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.5	114.1	24.7	6.200	430	22.840	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly		0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	80	2.6	5.23
Gas	0	0.0	0.00

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.785	0.000	0.246	0.000	53.49	0.00	13.160	0.000	0.0	13.160
12/2019	1.0	0.898	0.000	0.281	0.000	53.49	0.00	15.050	0.000	0.0	15.050
12/2020	1.0	0.853	0.000	0.267	0.000	53.49	0.00	14.298	0.000	0.0	14.298
12/2021	1.0	0.811	0.000	0.254	0.000	53.49	0.00	13.601	0.000	0.0	13.601
12/2022	1.0	0.773	0.000	0.242	0.000	53.49	0.00	12.954	0.000	0.0	12.954
12/2023	1.0	0.737	0.000	0.231	0.000	53.49	0.00	12.352	0.000	0.0	12.352
12/2024	1.0	0.704	0.000	0.220	0.000	53.49	0.00	11.791	0.000	0.0	11.791
12/2025	1.0	0.672	0.000	0.211	0.000	53.49	0.00	11.268	0.000	0.0	11.268
12/2026	1.0	0.643	0.000	0.201	0.000	53.49	0.00	10.778	0.000	0.0	10.778
12/2027	1.0	0.616	0.000	0.193	0.000	53.49	0.00	10.320	0.000	0.0	10.320
12/2028	1.0	0.590	0.000	0.185	0.000	53.49	0.00	9.890	0.000	0.0	9.890
12/2029	1.0	0.566	0.000	0.177	0.000	53.49	0.00	9.487	0.000	0.0	9.487
12/2030	1.0	0.543	0.000	0.170	0.000	53.49	0.00	9.108	0.000	0.0	9.108
12/2031	1.0	0.522	0.000	0.164	0.000	53.49	0.00	8.751	0.000	0.0	8.751
12/2032	1.0	0.502	0.000	0.157	0.000	53.49	0.00	8.415	0.000	0.0	8.415
12/2033	1.0	0.483	0.000	0.151	0.000	53.49	0.00	8.097	0.000	0.0	8.097
12/2034	1.0	0.465	0.000	0.146	0.000	53.49	0.00	7.798	0.000	0.0	7.798
12/2035	1.0	0.448	0.000	0.140	0.000	53.49	0.00	7.514	0.000	0.0	7.514
Rem.		4.337	0.000	1.359	0.000	53.49	0.00	72.685	0.000	0.0	72.685
Total		15.949	0.000	4.998	0.000	53.49	0.00	267.317	0.000	0.0	267.317

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.982	3.263	4.245	8.915	0.00	0.00	0.00	8.915	8.915	8.539
12/2019	1.123	3.915	5.038	10.012	0.00	0.00	0.00	10.012	18.927	17.330
12/2020	1.067	3.915	4.982	9.316	0.00	0.00	0.00	9.316	28.242	24.766
12/2021	1.015	3.915	4.930	8.671	0.00	0.00	0.00	8.671	36.914	31.057
12/2022	0.967	3.915	4.882	8.072	0.00	0.00	0.00	8.072	44.986	36.382
12/2023	0.922	3.915	4.837	7.515	0.00	0.00	0.00	7.515	52.501	40.889
12/2024	0.880	3.915	4.795	6.996	0.00	0.00	0.00	6.996	59.497	44.703
12/2025	0.841	3.915	4.756	6.512	0.00	0.00	0.00	6.512	66.009	47.931
12/2026	0.804	3.915	4.720	6.059	0.00	0.00	0.00	6.059	72.068	50.660
12/2027	0.770	3.915	4.685	5.635	0.00	0.00	0.00	5.635	77.702	52.968
12/2028	0.738	3.915	4.653	5.237	0.00	0.00	0.00	5.237	82.940	54.918
12/2029	0.708	3.915	4.623	4.864	0.00	0.00	0.00	4.864	87.803	56.565
12/2030	0.680	3.915	4.595	4.513	0.00	0.00	0.00	4.513	92.316	57.954
12/2031	0.653	3.915	4.568	4.183	0.00	0.00	0.00	4.183	96.499	59.124
12/2032	0.628	3.915	4.543	3.871	0.00	0.00	0.00	3.871	100.370	60.108
12/2033	0.604	3.915	4.519	3.578	0.00	0.00	0.00	3.578	103.948	60.936
12/2034	0.582	3.915	4.497	3.300	0.00	0.00	0.00	3.300	107.249	61.629
12/2035	0.561	3.915	4.476	3.038	0.00	0.00	0.00	3.038	110.287	62.210
Rem.	5.424	46.983	52.407	20.278	0.00	0.00	0.00	20.278	20.278	2.470
Total	19.947	116.805	136.752	130.565	0.00	0.00	0.00	130.565	130.565	64.680

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	29.83

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	39.1681	30.00
Final W.I.	39.1681	
Initial NRI Oil	31.3345	
Final NRI Oil	31.3345	
Initial NRI Gas	31.3345	
Final NRI Gas	31.3345	

	Oil MBBLS	Gas MMCF
Prior	81.0	22.0
Proj.	15.9	0.0
Ult.	96.9	22.0

Present Worth Profile (%)	(M$)
5.0	87.143
10.0	64.680
15.0	51.471
20.0	42.916
25.0	36.961
30.0	32.589
40.0	26.602
50.0	22.694
60.0	19.938
80.0	16.297
100.0	13.991

STUART '60'
12 L
STRAWN, NW.

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Norris Industries - PDP reserves all properties
* Data Report *

Lease ID: 032567 Major Phase: OIL API #: 4223739714 Status: ACT
Lease Name: REED MARTIN
Well Name: 1
Field Name: KRS
Formation Name: MARBLE FALLS
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: JACK ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	79.9280	79.9280	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	1/ 2017	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.3	184.5	31.9	7.170	372	30.039	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	3/ 2016	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.3	4,587.1	47.9	26.328	382	245.858	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	169	5.6	6.99
Gas	2,612	85.8	22.76

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	1.644	23.545	1.314	18.819	53.49	3.00	70.280	56.457	0.0	126.737
12/2019	1.0	1.848	22.633	1.477	18.090	53.49	3.00	79.012	54.271	0.0	133.283
12/2020	1.0	1.723	18.033	1.378	14.414	53.49	3.00	73.684	43.241	0.0	116.925
12/2021	1.0	1.610	14.578	1.286	11.652	53.49	3.00	68.815	34.956	0.0	103.771
12/2022	1.0	1.505	11.937	1.203	9.541	53.49	3.00	64.355	28.623	0.0	92.978
12/2023	1.0	1.410	9.885	1.127	7.901	53.49	3.00	60.264	23.703	0.0	83.968
12/2024	1.0	1.322	8.270	1.056	6.610	53.49	3.00	56.505	19.829	0.0	76.334
12/2025	1.0	1.241	6.981	0.992	5.580	53.49	3.00	53.045	16.739	0.0	69.784
12/2026	1.0	1.166	5.942	0.932	4.749	53.49	3.00	49.855	14.247	0.0	64.103
12/2027	1.0	1.097	5.095	0.877	4.072	53.49	3.00	46.911	12.217	0.0	59.128
12/2028	1.0	1.034	4.399	0.826	3.516	53.49	3.00	44.188	10.547	0.0	54.736
12/2029	1.0	0.975	3.821	0.779	3.054	53.49	3.00	41.668	9.162	0.0	50.830
12/2030	1.0	0.920	3.338	0.735	2.668	53.49	3.00	39.331	8.005	0.0	47.336
12/2031	1.0	0.869	2.932	0.695	2.344	53.49	3.00	37.162	7.031	0.0	44.192
12/2032	1.0	0.822	2.588	0.657	2.068	53.49	3.00	35.145	6.205	0.0	41.350
12/2033	1.0	0.778	2.294	0.622	1.834	53.49	3.00	33.269	5.501	0.0	38.770
12/2034	1.0	0.737	2.043	0.589	1.633	53.49	3.00	31.521	4.898	0.0	36.418
12/2035	1.0	0.699	1.826	0.559	1.459	53.49	3.00	29.890	4.377	0.0	34.268
Rem.		6.164	12.202	4.927	9.753	53.49	3.00	263.523	29.258	0.0	292.780
Total		27.563	162.342	22.031	129.756	53.49	3.00	1,178.422	389.269	0.0	1,567.691

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	11.045	8.330	19.375	107.361	0.00	0.00	0.00	107.361	107.361	102.890
12/2019	11.472	9.996	21.468	111.814	0.00	0.00	0.00	111.814	219.176	201.122
12/2020	9.941	9.996	19.937	96.988	0.00	0.00	0.00	96.988	316.164	278.575
12/2021	8.727	9.996	18.723	85.048	0.00	0.00	0.00	85.048	401.212	340.315
12/2022	7.743	9.996	17.739	75.239	0.00	0.00	0.00	75.239	476.450	389.965
12/2023	6.932	9.996	16.928	67.039	0.00	0.00	0.00	67.039	543.490	430.180
12/2024	6.254	9.996	16.250	60.084	0.00	0.00	0.00	60.084	603.574	462.945
12/2025	5.678	9.996	15.674	54.110	0.00	0.00	0.00	54.110	657.684	489.769
12/2026	5.184	9.996	15.180	48.923	0.00	0.00	0.00	48.923	706.606	511.816
12/2027	4.756	9.996	14.752	44.376	0.00	0.00	0.00	44.376	750.982	529.995
12/2028	4.381	9.996	14.377	40.358	0.00	0.00	0.00	40.358	791.341	545.026
12/2029	4.051	9.996	14.047	36.783	0.00	0.00	0.00	36.783	828.124	557.479
12/2030	3.757	9.996	13.753	33.582	0.00	0.00	0.00	33.582	861.707	567.815
12/2031	3.495	9.996	13.491	30.701	0.00	0.00	0.00	30.701	892.408	576.405
12/2032	3.260	9.996	13.256	28.094	0.00	0.00	0.00	28.094	920.502	583.551
12/2033	3.048	9.996	13.044	25.726	0.00	0.00	0.00	25.726	946.228	589.500
12/2034	2.855	9.996	12.851	23.567	0.00	0.00	0.00	23.567	969.796	594.454
12/2035	2.680	9.996	12.676	21.591	0.00	0.00	0.00	21.591	991.387	598.580
Rem.	22.670	119.952	142.622	150.158	0.00	0.00	0.00	150.158	150.158	18.013
Total	127.931	298.213	426.145	1,141.545	0.00	0.00	0.00	1,141.545	1,141.545	616.593

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	29.83

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	79.9280	
Final NRI Oil	79.9280	
Initial NRI Gas	79.9280	
Final NRI Gas	79.9280	

	Oil MBBLS	Gas MMCF
Prior	18.2	119.5
Proj.	27.6	162.3
Ult.	45.7	281.8

Present Worth Profile (%)	(M$)
5.0	799.056
10.0	616.593
15.0	505.874
20.0	431.993
25.0	379.195
30.0	339.520
40.0	283.696
50.0	246.132
60.0	219.019
80.0	182.307
100.0	158.450

REED MARTIN
1
KRS

JACK
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 033667 Major Phase: OIL API #: 4223738423 Status: ACT
Lease Name: CARPENTER-MARTIN
Well Name: 1R
Field Name: LOST VALLEY
Formation Name: CADDO
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: TRUE OIL TRUCKING & MKTG, LLC Export Code 3:
County: JACK ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	80.2781	80.2781	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2017	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	1.9	82.5	6.6	83.410	370	4.640	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly		0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	36	1.2	33.41
Gas	0	0.0	0.00

Norris Industries - PDP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	0.309	0.000	0.248	0.000	53.49	0.00	13.248	0.000	0.0	13.248
12/2019	1.0	0.293	0.000	0.235	0.000	53.49	0.00	12.584	0.000	0.0	12.584
12/2020	0.3	0.086	0.000	0.069	0.000	53.49	0.00	3.700	0.000	0.0	3.700
12/2021											
12/2022											
12/2023											
12/2024											
12/2025											
12/2026											
12/2027											
12/2028											
12/2029											
12/2030											
12/2031											
12/2032											
12/2033											
12/2034											
12/2035											
Rem.		0.000	0.000	0.000	0.000	0.00	0.00	0.000	0.000	0.0	0.000
Total		0.688	0.000	0.552	0.000	53.49	0.00	29.532	0.000	0.0	29.532

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	0.989	8.330	9.319	3.929	0.00	0.00	0.00	3.929	3.929	3.783
12/2019	0.939	9.996	10.935	1.649	0.00	0.00	0.00	1.649	5.578	5.246
12/2020	0.276	3.332	3.608	0.092	0.00	0.00	0.00	0.092	5.670	5.322
12/2021										
12/2022										
12/2023										
12/2024										
12/2025										
12/2026										
12/2027										
12/2028										
12/2029										
12/2030										
12/2031										
12/2032										
12/2033										
12/2034										
12/2035										
Rem.	0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.000	0.000	0.000
Total	2.204	21.658	23.862	5.670	0.00	0.00	0.00	5.670	5.670	5.322

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	2.17

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	80.2781	
Final NRI Oil	80.2781	
Initial NRI Gas	80.2781	
Final NRI Gas	80.2781	

	Oil MBBLS	Gas MMCF
Prior	0.4	0.0
Proj.	0.7	0.0
Ult.	1.1	0.0

Present Worth Profile (%)	(M$)
5.0	5.488
10.0	5.322
15.0	5.171
20.0	5.033
25.0	4.905
30.0	4.787
40.0	4.576
50.0	4.393
60.0	4.231
80.0	3.960
100.0	3.740

CARPENTER-MARTIN
1R
LOST VALLEY

JACK
TX
INTERNATIONAL WESTERN OIL CORP

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	16.0	12.952	118.750	4.927	65.826	53.49	3.00	263.548	197.479	0.0	461.027
12/2019	19.0	14.043	126.911	5.182	69.462	53.49	3.00	277.162	208.386	0.0	485.548
12/2020	18.2	12.666	113.912	4.469	61.429	53.49	3.00	239.030	184.288	0.0	423.318
12/2021	16.9	11.432	103.515	3.839	55.052	53.49	3.00	205.342	165.155	0.0	370.497
12/2022	16.0	10.236	94.861	3.375	49.829	53.49	3.00	180.546	149.488	0.0	330.034
12/2023	16.0	9.664	87.640	3.136	45.515	53.49	3.00	167.762	136.545	0.0	304.307
12/2024	15.9	9.138	81.418	2.921	41.861	53.49	3.00	156.250	125.584	0.0	281.834
12/2025	15.0	8.527	75.945	2.689	38.713	53.49	3.00	143.822	116.138	0.0	259.961
12/2026	15.0	8.127	71.180	2.526	35.998	53.49	3.00	135.102	107.993	0.0	243.096
12/2027	15.0	7.761	66.936	2.378	33.617	53.49	3.00	127.225	100.850	0.0	228.075
12/2028	14.2	7.263	62.287	2.120	30.864	53.49	3.00	113.381	92.591	0.0	205.973
12/2029	13.3	6.675	58.783	1.909	28.938	53.49	3.00	102.098	86.815	0.0	188.913
12/2030	13.0	6.341	55.758	1.792	27.330	53.49	3.00	95.834	81.991	0.0	177.825
12/2031	11.3	6.013	46.974	1.674	23.948	53.49	3.00	89.561	71.844	0.0	161.406
12/2032	11.0	5.785	44.156	1.592	22.535	53.49	3.00	85.173	67.605	0.0	152.779
12/2033	11.0	5.592	42.283	1.523	21.478	53.49	3.00	81.453	64.435	0.0	145.888
12/2034	11.0	5.410	40.549	1.458	20.510	53.49	3.00	77.995	61.531	0.0	139.526
12/2035	11.0	5.238	38.939	1.398	19.620	53.49	3.00	74.774	58.859	0.0	133.633
Rem.		38.918	337.756	9.889	168.482	53.49	3.00	528.985	505.446	0.0	1,034.430
Total		191.780	1,668.552	58.797	861.008	53.49	3.00	3,145.045	2,583.024	0.0	5,728.068

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	39.957	104.240	144.197	316.830	0.00	0.00	0.00	316.830	316.830	303.714
12/2019	42.093	124.027	166.120	319.428	0.00	0.00	0.00	319.428	636.257	584.401
12/2020	36.772	115.697	152.469	270.849	0.00	0.00	0.00	270.849	907.107	800.726
12/2021	32.292	103.230	135.522	234.975	0.00	0.00	0.00	234.975	1,142.082	971.313
12/2022	28.832	94.375	123.207	206.827	0.00	0.00	0.00	206.827	1,348.909	1,107.801
12/2023	26.548	94.375	120.923	183.384	0.00	0.00	0.00	183.384	1,532.293	1,217.814
12/2024	24.563	94.154	118.717	163.117	0.00	0.00	0.00	163.117	1,695.410	1,306.771
12/2025	22.665	91.720	114.386	145.575	0.00	0.00	0.00	145.575	1,840.985	1,378.942
12/2026	21.178	91.720	112.898	130.198	0.00	0.00	0.00	130.198	1,971.183	1,437.621
12/2027	19.856	91.720	111.576	116.499	0.00	0.00	0.00	116.499	2,087.681	1,485.353
12/2028	17.974	83.390	101.365	104.608	0.00	0.00	0.00	104.608	2,192.290	1,524.314
12/2029	16.539	77.743	94.281	94.631	0.00	0.00	0.00	94.631	2,286.921	1,556.354
12/2030	15.576	76.416	91.991	85.834	0.00	0.00	0.00	85.834	2,372.755	1,582.773
12/2031	14.065	69.332	83.398	78.008	0.00	0.00	0.00	78.008	2,450.763	1,604.600
12/2032	13.302	68.307	81.609	71.169	0.00	0.00	0.00	71.169	2,521.932	1,622.703
12/2033	12.699	68.307	81.006	64.882	0.00	0.00	0.00	64.882	2,586.814	1,637.706
12/2034	12.142	68.307	80.450	59.076	0.00	0.00	0.00	59.076	2,645.890	1,650.125
12/2035	11.627	68.307	79.935	53.698	0.00	0.00	0.00	53.698	2,699.588	1,660.388
Rem.	91.408	587.264	678.672	355.760	0.00	0.00	0.00	355.759	355.759	43.019
Total	500.089	2,172.630	2,672.721	3,055.348	0.00	0.00	0.00	3,055.347	3,055.347	1,703.407

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00

	Oil MBBLS	Gas MMCF
Prior	1,015.7	2,647.9
Proj.	191.8	1,668.6
Ult.	1,207.5	4,316.4

Present Worth Profile (%)	(M$)
5.0	2,179.528
10.0	1,703.407
15.0	1,409.879
20.0	1,211.651
25.0	1,068.706
30.0	960.545
40.0	807.225
50.0	703.284
60.0	627.857
80.0	525.155
100.0	458.033

Norris Industries - PDP reserves all properties
As of 3 / 2018
* One Line Summary *

Lease - Well / ID	Gross Oil (MBbl)	Gross Gas (MMcf)	Net Oil (MBbl)	Net Gas (MMcf)	Tot. Rev. (M$)	Tot. Exp. (M$)	Tot. Capital (M$)	Cash Flow (M$)	Disc Cash Flow (M$)
REED MARTIN - 1									
TXO09 032567	27.6	162.3	22.0	129.8	1,567.7	426.1	0.0	1,141.5	616.6
MAHON - 1									
TXO09 032913	3.1	231.1	2.5	187.8	696.4	351.0	0.0	345.3	205.0
STUART ESTATE '61' - 11									
TXG07B211860	0.0	515.6	0.0	228.7	686.2	243.7	0.0	442.6	188.0
BUCKNER - 1									
TXO09 032736	3.0	207.1	2.4	165.5	623.1	332.8	0.0	290.2	168.7
STUART ESTATE '49' - 5									
TXG07B245234	17.1	65.5	5.9	22.4	380.7	228.6	0.0	152.1	91.5
PITTARD BEND ARCH RED - Well Count: 2									
TXO07B031804	17.0	4.8	5.9	1.7	318.3	202.6	0.0	115.7	80.3
HOUSTON A - 1									
TXO09 032813	3.6	26.2	2.8	20.1	210.1	117.3	0.0	92.7	71.8
STUART '60' - 12 L									
TXO07B027847	15.9	0.0	5.0	0.0	267.3	136.8	0.0	130.6	64.7
MARSHALL, FANNIE - Well Count: 6									
TXO06E007413	65.8	61.9	4.9	4.6	277.8	197.7	0.0	80.2	43.3
PITTARD BEND ARCH WHITE - Well Count: 2									
TXO07B031723	6.7	2.6	2.0	0.8	108.2	67.0	0.0	41.3	31.1
STUART BARNETT '61' - 12									
TXG07B255379	0.0	228.1	0.0	47.0	141.1	86.7	0.0	54.4	29.0
STUART ESTATE '49' - 4									
TXG07B244717	2.2	62.4	0.8	20.9	103.1	64.0	0.0	39.1	27.9
STUART '60' - 12U									
TXG07B158316	0.0	97.2	0.0	30.5	91.4	60.0	0.0	31.4	22.3
WALDEN, IDA - Well Count: 2									
TXO06E007419	23.2	0.0	1.7	0.0	92.9	42.7	0.0	50.2	20.2
BENNETT WOOLLEY UNIT - 1									
TXO09 031798	1.2	0.0	0.9	0.0	47.3	30.2	0.0	17.1	15.9
PITTARD BEND ARCH RED - Well Count: 2									
TXO07B031890	2.9	1.6	1.0	0.6	54.8	40.4	0.0	14.5	13.0
PITTARD BEND ARCH WHITE - 2A									
TXO07B031488	1.8	2.1	0.5	0.6	31.1	20.3	0.0	10.8	9.0
CARPENTER-MARTIN - 1R									
TXO09 033667	0.7	0.0	0.6	0.0	29.5	23.9	0.0	5.7	5.3
PITTARD BEND ARCH WHITE - 3A									
TXO07B031684	0.1	0.1	0.0	0.0	1.0	1.0	0.0	0.0	0.0
STUART ESTATE '61' - 10									
TXG07B158043	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	191.8	1,668.6	58.8	861.0	5,728.1	2,672.7	0.0	3,055.3	1,703.4

Norris Industries - PDNP reserves all properties
*** D a t a R e p o r t ***

Lease ID: 147111 Major Phase: GAS API #: 4236334195 Status: ACT er
Lease Name: STUART ESTATE '49'
Well Name: 1
Field Name: IONA HICKEY
Formation Name: CONGLOMERATE
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: TRUE OIL TRUCKING & MKTG, LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 1,500 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
58.2500	46.6000	46.6000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
3/ 2018	100.000	100.000	100.0		Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2018	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.3	179.9	34.7	6.840	360	29.737	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	3/ 2018	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.3	26,667.1	2,529.9	10.770	360	3,235.659	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	180	5.9	6.84
Gas	26,667	876.1	10.77

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	1.747	254.495	0.814	118.595	53.49	3.00	43.542	355.784	0.0	399.326
12/2019	1.0	1.967	275.944	0.917	128.590	53.49	3.00	49.024	385.770	0.0	434.794
12/2020	1.0	1.837	247.838	0.856	115.492	53.49	3.00	45.789	346.477	0.0	392.266
12/2021	1.0	1.718	223.342	0.801	104.077	53.49	3.00	42.826	312.232	0.0	355.058
12/2022	1.0	1.609	201.903	0.750	94.087	53.49	3.00	40.108	282.260	0.0	322.367
12/2023	1.0	1.509	183.064	0.703	85.308	53.49	3.00	37.609	255.923	0.0	293.532
12/2024	1.0	1.417	166.447	0.660	77.564	53.49	3.00	35.310	232.693	0.0	268.003
12/2025	1.0	1.332	151.740	0.620	70.711	53.49	3.00	33.189	212.132	0.0	245.322
12/2026	1.0	1.253	138.678	0.584	64.624	53.49	3.00	31.232	193.872	0.0	225.104
12/2027	1.0	1.180	127.041	0.550	59.201	53.49	3.00	29.422	177.603	0.0	207.025
12/2028	1.0	1.113	116.642	0.519	54.355	53.49	3.00	27.746	163.065	0.0	190.811
12/2029	1.0	1.051	107.323	0.490	50.013	53.49	3.00	26.192	150.038	0.0	176.229
12/2030	1.0	0.993	98.949	0.463	46.110	53.49	3.00	24.749	138.331	0.0	163.080
12/2031	1.0	0.939	91.405	0.438	42.595	53.49	3.00	23.408	127.785	0.0	151.192
12/2032	1.0	0.889	84.593	0.414	39.420	53.49	3.00	22.160	118.260	0.0	140.420
12/2033	1.0	0.842	78.425	0.393	36.546	53.49	3.00	20.997	109.638	0.0	130.635
12/2034	1.0	0.799	72.830	0.372	33.939	53.49	3.00	19.912	101.816	0.0	121.728
12/2035	1.0	0.758	67.743	0.353	31.568	53.49	3.00	18.899	94.704	0.0	113.603
Rem.		6.751	544.723	3.146	253.842	53.49	3.00	168.266	761.521	0.0	929.788
Total		29.703	3,233.123	13.841	1,506.636	53.49	3.00	740.377	4,519.903	0.0	5,260.280

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	39.806	8.737	48.543	350.782	58.25	58.25	0.00	234.282	234.282	220.500
12/2019	43.296	10.485	53.781	381.013	0.00	0.00	0.00	381.013	615.295	555.123
12/2020	39.017	10.485	49.502	342.763	0.00	0.00	0.00	342.763	958.059	828.780
12/2021	35.277	10.485	45.762	309.295	0.00	0.00	0.00	309.295	1,267.354	1,053.263
12/2022	31.995	10.485	42.480	279.887	0.00	0.00	0.00	279.887	1,547.242	1,237.930
12/2023	29.102	10.485	39.587	253.945	0.00	0.00	0.00	253.945	1,801.187	1,390.246
12/2024	26.544	10.485	37.029	230.974	0.00	0.00	0.00	230.974	2,032.161	1,516.188
12/2025	24.273	10.485	34.758	210.564	0.00	0.00	0.00	210.564	2,242.725	1,620.561
12/2026	22.251	10.485	32.736	192.368	0.00	0.00	0.00	192.368	2,435.092	1,707.244
12/2027	20.444	10.485	30.929	176.096	0.00	0.00	0.00	176.096	2,611.188	1,779.381
12/2028	18.825	10.485	29.310	161.501	0.00	0.00	0.00	161.501	2,772.688	1,839.524
12/2029	17.371	10.485	27.856	148.373	0.00	0.00	0.00	148.373	2,921.062	1,889.754
12/2030	16.060	10.485	26.545	136.535	0.00	0.00	0.00	136.535	3,057.596	1,931.774
12/2031	14.877	10.485	25.362	125.831	0.00	0.00	0.00	125.831	3,183.427	1,966.978
12/2032	13.805	10.485	24.290	116.130	0.00	0.00	0.00	116.130	3,299.558	1,996.515
12/2033	12.832	10.485	23.317	107.318	0.00	0.00	0.00	107.318	3,406.875	2,021.329
12/2034	11.947	10.485	22.432	99.295	0.00	0.00	0.00	99.295	3,506.170	2,042.200
12/2035	11.141	10.485	21.626	91.977	0.00	0.00	0.00	91.977	3,598.147	2,059.776
Rem.	90.802	126.694	217.497	712.294	0.00	0.00	0.00	712.294	712.294	83.255
Total	519.667	313.676	833.344	4,426.941	58.25	58.25	0.00	4,310.441	4,310.441	2,143.031

Profitability Indicators	
Payout (Yrs)	0.33
Discounted Payout (Yrs)	0.33
DCF Rate of Return (%)	100.00
Income/Investment	38.00
Disc Income/Disc Inv.	19.54
Project Life (Yrs)	29.92

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	58.2500	30.00
Final W.I.	58.2500	
Initial NRI Oil	46.6000	
Final NRI Oil	46.6000	
Initial NRI Gas	46.6000	
Final NRI Gas	46.6000	

	Oil MBBLS	Gas MMCF
Prior	1.9	536.2
Proj.	29.7	3,233.1
Ult.	31.6	3,769.3

Present Worth Profile (%)	(M$)
5.0	2,878.556
10.0	2,143.031
15.0	1,708.857
20.0	1,425.027
25.0	1,225.323
30.0	1,077.091
40.0	871.373
50.0	735.005
60.0	637.723
80.0	507.742
100.0	424.506

STUART ESTATE '49'
1
IONA HICKEY

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 151725 Major Phase: GAS API #: 4236334311 Status: INA
Lease Name: STUART ESTATE '61'
Well Name: 2
Field Name: IONA HICKEY
Formation Name: CONGLOMERATE
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: TRUE OIL TRUCKING & MKTG, LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 1,200 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
58.4375	46.7500	46.7500	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
3/ 2018	100.000	100.000	100.0		Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2018	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.3	172.2	45.3	5.330	360	32.734	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	3/ 2018	0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.3	17,386.6	1,865.7	10.040	360	2,223.584	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	172	5.7	5.33
Gas	17,387	571.2	10.04

Norris Industries - PDNP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	1.684	166.475	0.787	77.827	53.49	3.00	42.105	233.481	0.0	275.586
12/2019	1.0	1.923	181.784	0.899	84.984	53.49	3.00	48.087	254.952	0.0	303.039
12/2020	1.0	1.823	164.460	0.852	76.885	53.49	3.00	45.595	230.655	0.0	276.250
12/2021	1.0	1.730	149.222	0.809	69.761	53.49	3.00	43.268	209.284	0.0	252.553
12/2022	1.0	1.643	135.770	0.768	63.473	53.49	3.00	41.094	190.418	0.0	231.512
12/2023	1.0	1.562	123.853	0.730	57.901	53.49	3.00	39.059	173.704	0.0	212.763
12/2024	1.0	1.486	113.261	0.695	52.949	53.49	3.00	37.154	158.848	0.0	196.002
12/2025	1.0	1.414	103.817	0.661	48.534	53.49	3.00	35.367	145.603	0.0	180.970
12/2026	1.0	1.347	95.371	0.630	44.586	53.49	3.00	33.691	133.758	0.0	167.449
12/2027	1.0	1.284	87.797	0.600	41.045	53.49	3.00	32.116	123.136	0.0	155.252
12/2028	1.0	1.225	80.987	0.573	37.862	53.49	3.00	30.636	113.585	0.0	144.221
12/2029	1.0	1.169	74.848	0.547	34.992	53.49	3.00	29.243	104.975	0.0	134.218
12/2030	1.0	1.117	69.301	0.522	32.398	53.49	3.00	27.932	97.194	0.0	125.126
12/2031	1.0	1.068	64.276	0.499	30.049	53.49	3.00	26.695	90.147	0.0	116.843
12/2032	1.0	1.021	59.715	0.477	27.917	53.49	3.00	25.530	83.750	0.0	109.280
12/2033	1.0	0.977	55.566	0.457	25.977	53.49	3.00	24.429	77.931	0.0	102.360
12/2034	1.0	0.935	51.784	0.437	24.209	53.49	3.00	23.389	72.627	0.0	96.016
12/2035	1.0	0.896	48.330	0.419	22.594	53.49	3.00	22.406	67.782	0.0	90.189
Rem.		8.383	395.097	3.919	184.708	53.49	3.00	209.640	554.124	0.0	763.764
Total		32.689	2,221.714	15.282	1,038.651	53.49	3.00	817.437	3,115.954	0.0	3,933.390

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	27.132	7.013	34.145	241.442	58.44	58.44	0.00	124.567	124.567	115.357
12/2019	29.785	8.415	38.200	264.839	0.00	0.00	0.00	264.839	389.406	347.932
12/2020	27.102	8.415	35.517	240.733	0.00	0.00	0.00	240.733	630.139	540.114
12/2021	24.733	8.415	33.148	219.405	0.00	0.00	0.00	219.405	849.544	699.343
12/2022	22.632	8.415	31.047	200.465	0.00	0.00	0.00	200.465	1,050.009	831.598
12/2023	20.763	8.415	29.178	183.586	0.00	0.00	0.00	183.586	1,233.594	941.705
12/2024	19.094	8.415	27.509	168.493	0.00	0.00	0.00	168.493	1,402.087	1,033.571
12/2025	17.600	8.415	26.015	154.955	0.00	0.00	0.00	154.955	1,557.042	1,110.375
12/2026	16.258	8.415	24.673	142.776	0.00	0.00	0.00	142.776	1,699.818	1,174.708
12/2027	15.049	8.415	23.464	131.788	0.00	0.00	0.00	131.788	1,831.606	1,228.690
12/2028	13.957	8.415	22.372	121.849	0.00	0.00	0.00	121.849	1,953.455	1,274.064
12/2029	12.968	8.415	21.383	112.835	0.00	0.00	0.00	112.835	2,066.289	1,312.260
12/2030	12.071	8.415	20.486	104.640	0.00	0.00	0.00	104.640	2,170.929	1,344.462
12/2031	11.255	8.415	19.670	97.173	0.00	0.00	0.00	97.173	2,268.102	1,371.647
12/2032	10.510	8.415	18.925	90.354	0.00	0.00	0.00	90.354	2,358.457	1,394.626
12/2033	9.830	8.415	18.245	84.115	0.00	0.00	0.00	84.115	2,442.572	1,414.074
12/2034	9.208	8.415	17.623	78.393	0.00	0.00	0.00	78.393	2,520.965	1,430.551
12/2035	8.637	8.415	17.052	73.137	0.00	0.00	0.00	73.137	2,594.102	1,444.526
Rem.	72.580	101.681	174.260	589.504	0.00	0.00	0.00	589.504	589.504	68.399
Total	381.161	251.748	632.910	3,300.481	58.44	58.44	0.00	3,183.606	3,183.606	1,512.925

Profitability Indicators	
Payout (Yrs)	0.42
Discounted Payout (Yrs)	0.42
DCF Rate of Return (%)	100.00
Income/Investment	28.24
Disc Income/Disc Inv.	14.05
Project Life (Yrs)	29.92

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	58.4375	30.00
Final W.I.	58.4375	
Initial NRI Oil	46.7500	
Final NRI Oil	46.7500	
Initial NRI Gas	46.7500	
Final NRI Gas	46.7500	

	Oil MBBLS	Gas MMCF
Prior	2.0	507.3
Proj.	32.7	2,221.7
Ult.	34.6	2,729.0

Present Worth Profile (%)	(M$)
5.0	2,072.173
10.0	1,512.925
15.0	1,188.308
20.0	978.818
25.0	832.854
30.0	725.320
40.0	577.272
50.0	479.923
60.0	410.879
80.0	319.186
100.0	260.836

STUART ESTATE '61'
2
IONA HICKEY

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 067557 Major Phase: OIL API #: Status: INA
Lease Name: RATLIFF
Well Name: Well Count: 3
Field Name: GRO-TEX
Formation Name: CANYON REEF
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: TAURUS ENERGY CORP. Export Code 2:
Title 2: SUNOCO PTNRS. MKTG.&TERMINALS LP Export Code 3:
County: KING ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 3,000 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	70.0000	70.0000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
3/ 2018	300.000	330.000	100.0		Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2018	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.7	625.8	138.1	8.540	360	101.931	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly		0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	626	20.6	8.54
Gas	0	0.0	0.00

Norris Industries - PDNP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	6.034	0.000	4.224	0.000	53.49	0.00	225.934	0.000	0.0	225.934
12/2019	1.0	6.700	0.000	4.690	0.000	53.49	0.00	250.855	0.000	0.0	250.855
12/2020	1.0	6.182	0.000	4.328	0.000	53.49	0.00	231.486	0.000	0.0	231.486
12/2021	1.0	5.730	0.000	4.011	0.000	53.49	0.00	214.530	0.000	0.0	214.530
12/2022	1.0	5.330	0.000	3.731	0.000	53.49	0.00	199.583	0.000	0.0	199.583
12/2023	1.0	4.976	0.000	3.483	0.000	53.49	0.00	186.324	0.000	0.0	186.324
12/2024	1.0	4.660	0.000	3.262	0.000	53.49	0.00	174.495	0.000	0.0	174.495
12/2025	1.0	4.377	0.000	3.064	0.000	53.49	0.00	163.890	0.000	0.0	163.890
12/2026	1.0	4.122	0.000	2.885	0.000	53.49	0.00	154.335	0.000	0.0	154.335
12/2027	1.0	3.891	0.000	2.724	0.000	53.49	0.00	145.690	0.000	0.0	145.690
12/2028	1.0	3.681	0.000	2.577	0.000	53.49	0.00	137.838	0.000	0.0	137.838
12/2029	1.0	3.490	0.000	2.443	0.000	53.49	0.00	130.679	0.000	0.0	130.679
12/2030	1.0	3.315	0.000	2.321	0.000	53.49	0.00	124.129	0.000	0.0	124.129
12/2031	1.0	3.155	0.000	2.208	0.000	53.49	0.00	118.119	0.000	0.0	118.119
12/2032	1.0	3.007	0.000	2.105	0.000	53.49	0.00	112.588	0.000	0.0	112.588
12/2033	1.0	2.871	0.000	2.009	0.000	53.49	0.00	107.483	0.000	0.0	107.483
12/2034	1.0	2.744	0.000	1.921	0.000	53.49	0.00	102.759	0.000	0.0	102.759
12/2035	1.0	2.627	0.000	1.839	0.000	53.49	0.00	98.378	0.000	0.0	98.378
Rem.		24.900	0.000	17.430	0.000	53.49	0.00	932.338	0.000	0.0	932.338
Total		101.793	0.000	71.255	0.000	53.49	0.00	3,811.431	0.000	0.0	3,811.431

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	16.859	30.000	46.859	179.074	300.00	330.00	0.00	-450.926	-450.926	-453.456
12/2019	18.719	36.000	54.719	196.136	0.00	0.00	0.00	196.136	-254.790	-281.214
12/2020	17.274	36.000	53.274	178.213	0.00	0.00	0.00	178.213	-76.577	-138.943
12/2021	16.008	36.000	52.008	162.522	0.00	0.00	0.00	162.522	85.945	-20.996
12/2022	14.893	36.000	50.893	148.690	0.00	0.00	0.00	148.690	234.635	77.099
12/2023	13.903	36.000	49.903	136.420	0.00	0.00	0.00	136.420	371.055	158.917
12/2024	13.021	36.000	49.021	125.475	0.00	0.00	0.00	125.475	496.529	227.327
12/2025	12.229	36.000	48.229	115.660	0.00	0.00	0.00	115.660	612.190	284.653
12/2026	11.516	36.000	47.516	106.819	0.00	0.00	0.00	106.819	719.008	332.783
12/2027	10.871	36.000	46.871	98.819	0.00	0.00	0.00	98.819	817.827	373.261
12/2028	10.285	36.000	46.285	91.552	0.00	0.00	0.00	91.552	909.379	407.352
12/2029	9.751	36.000	45.751	84.927	0.00	0.00	0.00	84.927	994.307	436.101
12/2030	9.263	36.000	45.263	78.867	0.00	0.00	0.00	78.867	1,073.173	460.371
12/2031	8.814	36.000	44.814	73.305	0.00	0.00	0.00	73.305	1,146.479	480.879
12/2032	8.401	36.000	44.401	68.187	0.00	0.00	0.00	68.187	1,214.665	498.221
12/2033	8.020	36.000	44.020	63.462	0.00	0.00	0.00	63.462	1,278.127	512.893
12/2034	7.668	36.000	43.668	59.091	0.00	0.00	0.00	59.091	1,337.218	525.313
12/2035	7.341	36.000	43.341	55.037	0.00	0.00	0.00	55.037	1,392.255	535.829
Rem.	69.571	435.000	504.571	427.769	0.00	0.00	0.00	427.768	427.768	50.107
Total	284.409	1,077.000	1,361.409	2,450.023	300.00	330.00	0.00	1,820.022	1,820.022	585.936

Profitability Indicators	
Payout (Yrs)	3.33
Discounted Payout (Yrs)	4.08
DCF Rate of Return (%)	30.50
Income/Investment	3.89
Disc Income/Disc Inv.	1.94
Project Life (Yrs)	29.92

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	70.0000	
Final NRI Oil	70.0000	
Initial NRI Gas	70.0000	
Final NRI Gas	70.0000	

	Oil MBBLS	Gas MMCF
Prior	26.7	0.0
Proj.	101.8	0.0
Ult.	128.5	0.0

Present Worth Profile (%)	(M$)
5.0	999.649
10.0	585.936
15.0	346.110
20.0	191.900
25.0	84.989
30.0	6.679
40.0	-100.152
50.0	-169.443
60.0	-217.878
80.0	-280.792
100.0	-319.527

RATLIFF
Well Count: 3
GRO-TEX

KING
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 070130 Major Phase: OIL API #: 4226932846 Status: ACT
Lease Name: RATLIFF A
Well Name: 8
Field Name: STESCOTT
Formation Name: CANYON
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: Export Code 2:
Title 2: SUNOCO PTNRS. MKTG.&TERMINALS LP Export Code 3:
County: KING ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 833 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
100.0000	70.0000	70.0000	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
					Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2018	0.0	1	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.3	155.0	26.3	7.500	360	24.209	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly		0.0	0		0.00

Type	N	Initial	Final	Decline	Time	Cum	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	155	5.1	7.50
Gas	0	0.0	0.00

Norris Industries - PDNP reserves all properties
As of 3 / 2018

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	1.501	0.000	1.051	0.000	53.49	0.00	56.201	0.000	0.0	56.201
12/2019	1.0	1.679	0.000	1.176	0.000	53.49	0.00	62.881	0.000	0.0	62.881
12/2020	1.0	1.558	0.000	1.091	0.000	53.49	0.00	58.347	0.000	0.0	58.347
12/2021	1.0	1.448	0.000	1.014	0.000	53.49	0.00	54.228	0.000	0.0	54.228
12/2022	1.0	1.348	0.000	0.944	0.000	53.49	0.00	50.480	0.000	0.0	50.480
12/2023	1.0	1.257	0.000	0.880	0.000	53.49	0.00	47.062	0.000	0.0	47.062
12/2024	1.0	1.173	0.000	0.821	0.000	53.49	0.00	43.938	0.000	0.0	43.938
12/2025	1.0	1.097	0.000	0.768	0.000	53.49	0.00	41.079	0.000	0.0	41.079
12/2026	1.0	1.027	0.000	0.719	0.000	53.49	0.00	38.457	0.000	0.0	38.457
12/2027	1.0	0.963	0.000	0.674	0.000	53.49	0.00	36.049	0.000	0.0	36.049
12/2028	1.0	0.904	0.000	0.633	0.000	53.49	0.00	33.833	0.000	0.0	33.833
12/2029	1.0	0.849	0.000	0.594	0.000	53.49	0.00	31.790	0.000	0.0	31.790
12/2030	1.0	0.799	0.000	0.559	0.000	53.49	0.00	29.906	0.000	0.0	29.906
12/2031	1.0	0.752	0.000	0.527	0.000	53.49	0.00	28.164	0.000	0.0	28.164
12/2032	1.0	0.709	0.000	0.496	0.000	53.49	0.00	26.551	0.000	0.0	26.551
12/2033	1.0	0.669	0.000	0.468	0.000	53.49	0.00	25.057	0.000	0.0	25.057
12/2034	1.0	0.632	0.000	0.443	0.000	53.49	0.00	23.670	0.000	0.0	23.670
12/2035	1.0	0.598	0.000	0.418	0.000	53.49	0.00	22.381	0.000	0.0	22.381
Rem.		5.219	0.000	3.653	0.000	53.49	0.00	195.408	0.000	0.0	195.408
Total		24.183	0.000	16.928	0.000	53.49	0.00	905.483	0.000	0.0	905.483

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	4.194	8.330	12.524	43.678	0.00	0.00	0.00	43.678	43.678	41.843
12/2019	4.692	9.996	14.688	48.193	0.00	0.00	0.00	48.193	91.871	84.163
12/2020	4.354	9.996	14.350	43.997	0.00	0.00	0.00	43.997	135.868	119.285
12/2021	4.047	9.996	14.043	40.186	0.00	0.00	0.00	40.186	176.054	148.449
12/2022	3.767	9.996	13.763	36.717	0.00	0.00	0.00	36.717	212.771	172.674
12/2023	3.512	9.996	13.508	33.554	0.00	0.00	0.00	33.554	246.325	192.798
12/2024	3.279	9.996	13.275	30.664	0.00	0.00	0.00	30.664	276.989	209.518
12/2025	3.065	9.996	13.061	28.018	0.00	0.00	0.00	28.018	305.006	223.405
12/2026	2.870	9.996	12.866	25.591	0.00	0.00	0.00	25.591	330.598	234.937
12/2027	2.690	9.996	12.686	23.363	0.00	0.00	0.00	23.363	353.960	244.508
12/2028	2.525	9.996	12.521	21.312	0.00	0.00	0.00	21.312	375.272	252.445
12/2029	2.372	9.996	12.368	19.422	0.00	0.00	0.00	19.422	394.695	259.021
12/2030	2.232	9.996	12.228	17.678	0.00	0.00	0.00	17.678	412.373	264.462
12/2031	2.102	9.996	12.098	16.066	0.00	0.00	0.00	16.066	428.439	268.957
12/2032	1.981	9.996	11.977	14.574	0.00	0.00	0.00	14.574	443.013	272.665
12/2033	1.870	9.996	11.866	13.191	0.00	0.00	0.00	13.191	456.204	275.715
12/2034	1.766	9.996	11.762	11.908	0.00	0.00	0.00	11.908	468.111	278.219
12/2035	1.670	9.996	11.666	10.715	0.00	0.00	0.00	10.715	478.826	280.267
Rem.	14.581	120.785	135.366	60.042	0.00	0.00	0.00	60.042	60.042	7.616
Total	67.567	299.046	366.614	538.869	0.00	0.00	0.00	538.869	538.869	287.882

Profitability Indicators	
Payout (Yrs)	0.00
Discounted Payout (Yrs)	0.00
DCF Rate of Return (%)	100.00
Income/Investment	0.00
Disc Income/Disc Inv.	0.00
Project Life (Yrs)	29.92

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	100.0000	30.00
Final W.I.	100.0000	
Initial NRI Oil	70.0000	
Final NRI Oil	70.0000	
Initial NRI Gas	70.0000	
Final NRI Gas	70.0000	

	Oil MBBLS	Gas MMCF
Prior	2.7	0.0
Proj.	24.2	0.0
Ult.	26.9	0.0

Present Worth Profile (%)	(M$)
5.0	376.587
10.0	287.882
15.0	233.550
20.0	197.302
25.0	171.526
30.0	152.292
40.0	125.523
50.0	107.767
60.0	95.109
80.0	78.215
100.0	67.405

RATLIFF A
8
STESCOTT

KING
TX
INTERNATIONAL WESTERN OIL CORP

Lease ID: 158043 Major Phase: GAS API #: 4236334489 Status: ACT
Lease Name: STUART ESTATE '61'
Well Name: 10
Field Name: BIRDSONG
Formation Name: LAKE SAND
Operator: INTERNATIONAL WESTERN OIL CORP Export Code 1:
Title 1: ENBRIDGE GATHERING(NORTHTEXAS)LP Export Code 2:
Title 2: ENTERPRISE CRUDE OIL LLC Export Code 3:
County: PALO PINTO ST: TX

Project Start Date: 3/2018 Ending Month: 12 Disc. Rate % 10
Reserves Factor: 100 Cash Flow Factor: 100 Gas Shrink% 0 Gas Shrink (MCF/M) 0

	Oil Prod Tax	Gas Prod Tax	Plant Prod Tax	Ad Valorem Tax
Initial %	4.6	7.5	.0	3.0
Months	360	360	360	
Final %	.0	.0	.0	
$/BBL or $/MCF	.00	.00	.00	

Initial Oil Price Adj.: 0.00 $/BBL Max Price: 120.00 $/BBL Plant Price: .00 % Oil Price

Oil Price:	53.49 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.: 0.00 $/MCF Max Price: 12.00 $/MCF BTU 1000

Gas Price:	3.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M: 2,000 Esc 0.0 % For 30.00 Years Esc 0.0 % For 0.00 Years
Op Exp $/M: 0 Esc 0.0 % For 30.00 Years Months Delay 0
Op Exp $/BBL: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/MCF: 0.00 Esc 0.0 % For 30.00 Years
Op Exp $/B Wat: 0.00 Esc 0.0 % For 30.00 Years
Mgmt Fee $/M: 0 Esc 0.0 % % NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
57.9100	44.3700	44.3700	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross Lease Hold M$ 0.000 Net Salvage M$ 0.000
Escalation: 0.0 % For 30.00 Years

Date	Tang M$	Intan M$	Risk %		Fed Tax Data	
3/ 2018	75.000	75.000	100.0		Rate %	34.00
					Depr.	Dbl Decl. Bal
					Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	3/ 2018	0.0	0	

Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.7	240.0	78.3	5.500	360	48.342	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	3/ 2018	0.0	1		0.00

Type	N	Initial	Final	Decline	Time	Cum	
HYP	0.7	19,000.0	3,306.1	10.770	360	2,713.469	
	0.0	0.0	0.0	0.000	0	0.000	
	0.0	0.0	0.0	0.000	0	0.000	

Start Date Values

	QI/Mth	QI/Day	Dec%
Oil	240	7.9	5.50
Gas	19,000	624.2	10.77

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	0.8	2.345	181.411	1.040	80.492	53.49	3.00	55.651	241.476	0.0	297.127
12/2019	1.0	2.676	197.405	1.187	87.589	53.49	3.00	63.514	262.766	0.0	326.280
12/2020	1.0	2.538	178.647	1.126	79.266	53.49	3.00	60.245	237.798	0.0	298.043
12/2021	1.0	2.412	162.732	1.070	72.204	53.49	3.00	57.252	216.612	0.0	273.864
12/2022	1.0	2.296	149.085	1.019	66.149	53.49	3.00	54.503	198.447	0.0	252.950
12/2023	1.0	2.190	137.276	0.972	60.910	53.49	3.00	51.972	182.729	0.0	234.700
12/2024	1.0	2.091	126.975	0.928	56.339	53.49	3.00	49.633	169.016	0.0	218.649
12/2025	1.0	2.000	117.921	0.887	52.322	53.49	3.00	47.469	156.965	0.0	204.434
12/2026	1.0	1.915	109.914	0.850	48.769	53.49	3.00	45.460	146.306	0.0	191.766
12/2027	1.0	1.837	102.788	0.815	45.607	53.49	3.00	43.591	136.822	0.0	180.413
12/2028	1.0	1.763	96.414	0.782	42.779	53.49	3.00	41.850	128.337	0.0	170.187
12/2029	1.0	1.695	90.684	0.752	40.237	53.49	3.00	40.223	120.710	0.0	160.933
12/2030	1.0	1.631	85.510	0.724	37.941	53.49	3.00	38.701	113.823	0.0	152.524
12/2031	1.0	1.571	80.819	0.697	35.859	53.49	3.00	37.275	107.578	0.0	144.852
12/2032	1.0	1.514	76.549	0.672	33.965	53.49	3.00	35.935	101.894	0.0	137.829
12/2033	1.0	1.461	72.648	0.648	32.234	53.49	3.00	34.676	96.702	0.0	131.378
12/2034	1.0	1.411	69.074	0.626	30.648	53.49	3.00	33.489	91.945	0.0	125.434
12/2035	1.0	1.364	65.789	0.605	29.191	53.49	3.00	32.370	87.572	0.0	119.943
Rem.		13.553	608.516	6.013	269.998	53.49	3.00	321.658	809.996	0.0	1,131.656
Total		48.264	2,710.158	21.415	1,202.496	53.49	3.00	1,145.467	3,607.490	0.0	4,752.960

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	28.964	11.582	40.546	256.580	43.43	43.43	0.00	169.715	169.715	159.640
12/2019	31.739	13.898	45.637	280.643	0.00	0.00	0.00	280.643	450.358	406.095
12/2020	28.929	13.898	42.828	255.215	0.00	0.00	0.00	255.215	705.573	609.835
12/2021	26.529	13.898	40.427	233.436	0.00	0.00	0.00	233.436	939.009	779.241
12/2022	24.457	13.898	38.356	214.594	0.00	0.00	0.00	214.594	1,153.604	920.810
12/2023	22.653	13.898	36.552	198.148	0.00	0.00	0.00	198.148	1,351.752	1,039.642
12/2024	21.070	13.898	34.968	183.681	0.00	0.00	0.00	183.681	1,535.433	1,139.781
12/2025	19.670	13.898	33.569	170.865	0.00	0.00	0.00	170.865	1,706.298	1,224.462
12/2026	18.425	13.898	32.324	159.442	0.00	0.00	0.00	159.442	1,865.740	1,296.297
12/2027	17.311	13.898	31.210	149.203	0.00	0.00	0.00	149.203	2,014.943	1,357.406
12/2028	16.309	13.898	30.208	139.979	0.00	0.00	0.00	139.979	2,154.923	1,409.525
12/2029	15.404	13.898	29.303	131.630	0.00	0.00	0.00	131.630	2,286.553	1,454.079
12/2030	14.583	13.898	28.482	124.042	0.00	0.00	0.00	124.042	2,410.595	1,492.246
12/2031	13.835	13.898	27.733	117.119	0.00	0.00	0.00	117.119	2,527.714	1,525.007
12/2032	13.151	13.898	27.049	110.780	0.00	0.00	0.00	110.780	2,638.494	1,553.178
12/2033	12.524	13.898	26.422	104.956	0.00	0.00	0.00	104.956	2,743.449	1,577.440
12/2034	11.946	13.898	25.845	99.589	0.00	0.00	0.00	99.589	2,843.039	1,598.370
12/2035	11.414	13.898	25.312	94.631	0.00	0.00	0.00	94.631	2,937.670	1,616.448
Rem.	107.229	167.939	275.168	856.486	0.00	0.00	0.00	856.486	856.486	97.233
Total	456.144	415.795	871.939	3,881.021	43.43	43.43	0.00	3,794.155	3,794.155	1,713.681

Profitability Indicators	
Payout (Yrs)	0.33
Discounted Payout (Yrs)	0.33
DCF Rate of Return (%)	100.00
Income/Investment	44.68
Disc Income/Disc Inv.	20.89
Project Life (Yrs)	29.92

Interests	(%)	Reversion Points(Yrs)
Initial W.I.	57.9100	30.00
Final W.I.	57.9100	
Initial NRI Oil	44.3700	
Final NRI Oil	44.3700	
Initial NRI Gas	44.3700	
Final NRI Gas	44.3700	

	Oil MBBLS	Gas MMCF
Prior	0.6	167.9
Proj.	48.3	2,710.2
Ult.	48.8	2,878.0

Present Worth Profile (%)	(M$)
5.0	2,389.136
10.0	1,713.681
15.0	1,335.176
20.0	1,096.949
25.0	933.797
30.0	815.008
40.0	653.222
50.0	547.783
60.0	473.367
80.0	374.889
100.0	312.351

STUART ESTATE '61'
10
BIRDSONG

PALO PINTO
TX
INTERNATIONAL WESTERN OIL CORP

Norris Industries - PDNP reserves all properties
As of 3 / 2018
* S u m m a r y *

All_1.1.MDB

Sum Name: SUMFILE

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2018	4.2	13.310	602.380	7.916	276.914	53.49	3.00	423.433	830.740	0.0	1,254.174
12/2019	5.0	14.945	655.133	8.868	301.163	53.49	3.00	474.361	903.487	0.0	1,377.848
12/2020	5.0	13.939	590.945	8.253	271.643	53.49	3.00	441.462	814.929	0.0	1,256.391
12/2021	5.0	13.038	535.296	7.704	246.043	53.49	3.00	412.105	738.128	0.0	1,150.233
12/2022	5.0	12.227	486.758	7.212	223.708	53.49	3.00	385.767	671.125	0.0	1,056.892
12/2023	5.0	11.494	444.193	6.768	204.119	53.49	3.00	362.025	612.356	0.0	974.381
12/2024	5.0	10.827	406.683	6.366	186.853	53.49	3.00	340.530	560.557	0.0	901.088
12/2025	5.0	10.220	373.478	6.001	171.567	53.49	3.00	320.994	514.700	0.0	835.694
12/2026	5.0	9.665	343.963	5.668	157.979	53.49	3.00	303.174	473.936	0.0	777.110
12/2027	5.0	9.155	317.627	5.363	145.854	53.49	3.00	286.868	437.560	0.0	724.428
12/2028	5.0	8.686	294.044	5.083	134.996	53.49	3.00	271.902	404.987	0.0	676.889
12/2029	5.0	8.254	272.856	4.826	125.241	53.49	3.00	258.127	375.722	0.0	633.849
12/2030	5.0	7.854	253.760	4.588	116.449	53.49	3.00	245.417	349.348	0.0	594.765
12/2031	5.0	7.484	236.500	4.368	108.503	53.49	3.00	233.661	325.510	0.0	559.170
12/2032	5.0	7.140	220.856	4.165	101.302	53.49	3.00	222.764	303.905	0.0	526.668
12/2033	5.0	6.820	206.639	3.975	94.757	53.49	3.00	212.640	284.271	0.0	496.912
12/2034	5.0	6.522	193.688	3.799	88.796	53.49	3.00	203.219	266.388	0.0	469.606
12/2035	5.0	6.243	181.862	3.635	83.353	53.49	3.00	194.434	250.059	0.0	444.493
Rem.		58.806	1,548.337	34.162	708.547	53.49	3.00	1,827.313	2,125.643	0.0	3,952.951
Total		236.631	8,164.995	138.721	3,747.783	53.49	3.00	7,420.193	11,243.350	0.0	18,663.540

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2018	116.955	65.662	182.617	1,071.556	460.12	490.12	0.00	121.317	121.317	83.884
12/2019	128.230	78.794	207.025	1,170.823	0.00	0.00	0.00	1,170.823	1,292.140	1,112.098
12/2020	116.676	78.794	195.470	1,060.921	0.00	0.00	0.00	1,060.921	2,353.061	1,959.072
12/2021	106.594	78.794	185.388	964.844	0.00	0.00	0.00	964.844	3,317.906	2,659.300
12/2022	97.744	78.794	176.538	880.354	0.00	0.00	0.00	880.354	4,198.259	3,240.112
12/2023	89.934	78.794	168.728	805.653	0.00	0.00	0.00	805.653	5,003.912	3,723.309
12/2024	83.008	78.794	161.802	739.286	0.00	0.00	0.00	739.286	5,743.197	4,126.385
12/2025	76.838	78.794	155.632	680.062	0.00	0.00	0.00	680.062	6,423.259	4,463.457
12/2026	71.320	78.794	150.114	626.996	0.00	0.00	0.00	626.996	7,050.255	4,745.970
12/2027	66.365	78.794	145.160	579.269	0.00	0.00	0.00	579.269	7,629.523	4,983.247
12/2028	61.902	78.794	140.696	536.193	0.00	0.00	0.00	536.193	8,165.716	5,182.909
12/2029	57.867	78.794	136.661	497.188	0.00	0.00	0.00	497.188	8,662.903	5,351.215
12/2030	54.209	78.794	133.003	461.762	0.00	0.00	0.00	461.762	9,124.665	5,493.316
12/2031	50.882	78.794	129.676	429.494	0.00	0.00	0.00	429.494	9,554.159	5,613.471
12/2032	47.849	78.794	126.643	400.025	0.00	0.00	0.00	400.025	9,954.185	5,715.206
12/2033	45.076	78.794	123.871	373.041	0.00	0.00	0.00	373.041	10,327.230	5,801.454
12/2034	42.536	78.794	121.330	348.277	0.00	0.00	0.00	348.277	10,675.500	5,874.654
12/2035	40.202	78.794	118.997	325.497	0.00	0.00	0.00	325.497	11,001.000	5,936.847
Rem.	354.764	952.099	1,306.862	2,646.100	0.00	0.00	0.00	2,646.090	2,646.090	306.607
Total	1,708.949	2,357.265	4,066.215	14,597.330	460.12	490.12	0.00	13,647.090	13,647.090	6,243.455

Profitability Indicators	
Payout (Yrs)	0.75
Discounted Payout (Yrs)	0.83
DCF Rate of Return (%)	100.00
Income/Investment	15.36
Disc Income/Disc Inv.	7.62

	Oil MBBLS	Gas MMCF
Prior	33.8	1,211.4
Proj.	236.6	8,165.0
Ult.	270.4	9,376.4

Present Worth Profile (%)	(M$)
5.0	8,716.099
10.0	6,243.454
15.0	4,811.998
20.0	3,889.996
25.0	3,248.489
30.0	2,776.392
40.0	2,127.238
50.0	1,701.035
60.0	1,399.201
80.0	999.240
100.0	745.570

Lease - Well / ID	Gross Oil (MBbl)	Gross Gas (MMcf)	Net Oil (MBbl)	Net Gas (MMcf)	Tot. Rev. (M$)	Tot. Exp. (M$)	Tot. Capital (M$)	Cash Flow (M$)	Disc Cash Flow (M$)
STUART ESTATE '49' - 1 TXG07B147111	29.7	3,233.1	13.8	1,506.6	5,260.3	833.3	116.5	4,310.4	2,143.0
STUART ESTATE '61' - 10 TXG07B158043 PDNP	48.3	2,710.2	21.4	1,202.5	4,753.0	871.9	86.9	3,794.2	1,713.7
STUART ESTATE '61' - 2 TXG07B151725	32.7	2,221.7	15.3	1,038.7	3,933.4	632.9	116.9	3,183.6	1,512.9
RATLIFF - Well Count: 3 TXO08A067557	101.8	0.0	71.3	0.0	3,811.4	1,361.4	630.0	1,820.0	585.9
RATLIFF A - 8 TXO08A070130	24.2	0.0	16.9	0.0	905.5	366.6	0.0	538.9	287.9
Total	236.6	8,165.0	138.7	3,747.8	18,663.5	4,066.2	950.2	13,647.1	6,243.5

Norris Industries - PDP reserves all properties


LEASE : STUART ESTATE '61'
WELL : 10
FIELD : BIRDSONG - LAKE SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil .6 MB | Cum Gas 167.9 MM
Cum Water .0 MB
Oil
Water
Gas
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19

Gross Per Month
TXG07B158043
06-14-2018

Norris Industries - LID: 158043

Gas HYP 0.6 23.77%

Oil Price: 53.49 Gross Oil: 0.00 Gas Price: 3.00 Gross Gas: 0.00
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 0

Norris Industries - PDP reserves all properties


LEASE : STUART ESTATE '61'
WELL : 11
FIELD : IONA HICKEY - CONGLOMERATE
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil .0 MB | Cum Gas 728.0 MM
Cum Water .0 MB
Oil
Water
Gas
06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

Gross Per Month
TXG07B211860
06-14-2018

Norris Industries - LID: 211860

Gas HYP 0.5 3.97%

Oil Price: 53.49 Gross Oil: 0.00 Gas Price: 3.00 Gross Gas: 515.57
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 188

Norris Industries - PDP reserves all properties



LEASE : STUART ESTATE '49'
WELL : 5
FIELD : STRAWN, NW. - CONGLOMERATE
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil .1 MB | Cum Gas 108.8 MM
Cum Water .0 MB
Oil
Water
Gas
08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32

Gross Per Month
TXG07B245234
06-14-2018

Norris Industries - LID: 245234
Oil HYP 0.7 7.00%
Gas HYP 0.7 21.62%

Oil Price: 53.49 Gross Oil: 17.11 Gas Price: 3.00 Gross Gas: 65.45
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 91


LEASE : STUART BARNETT '61'
WELL : 12
FIELD : BURNS-DALTON - MARBLE FALLS
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil .0 MB | Cum Gas 203.0 MM
Cum Water .0 MB
Oil
Water
Gas
10
1
.1
.01
10000
1000
100
10
09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33

Gross Per Month
TXG07B255379
06-14-2018

Norris Industries - LID: 255379

Gas HYP 0.3 4.57%

Oil Price: 53.49 Gross Oil: 0.00 Gas Price: 3.00 Gross Gas: 228.14
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 29

Norris Industries - PDP reserves all properties



LEASE : BENNETT WOOLLEY UNIT
WELL : 1
FIELD : BRYSON, NE. - CADDO
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: JACK, TX
Cum Oil 9.4 MB | Cum Gas .0 MM
Cum Water .0 MB
Oil
Water
Gas
10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34

Gross Per Month
TX009 031798
06-14-2018

Norris Industries - LID: 031798
Oil HYP 1.0 79.12%

Oil Price: 53.49 Gross Oil: 1.18 Gas Price: 3.00 Gross Gas: 0.00
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 16

Norris Industries - PDP reserves all properties


LEASE : BUCKNER
WELL : 1
FIELD : KRS - MARBLE FALLS
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: JACK, TX
Cum Oil 1.3 MB | Cum Gas 117.4 MM
Cum Water .0 MB
Oil
Water
Gas
13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37

Gross Per Month
TX009 032736
06-14-2018

Norris Industries - LID: 032736
Oil HYP 0.7 6.53%
Gas HYP 0.7 12.17%

Oil Price: 53.49	Gross Oil: 2.96	Gas Price: 3.00	Gross Gas: 267.06
Op Ex $/W/M: 833	Op Ex $/M: 0	D. Cum CF: 169	

Norris Industries - PDP reserves all properties


LEASE : HOUSTON A
WELL : 1
FIELD : KRS - MARBLE FALLS
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: JACK, TX
Cum Oil 11.1 MB | Cum Gas 56.5 MM
Cum Water .0 MB
Oil
Water
Gas
10000 10
1000 1
100 .1
10 .01
10000
1000
100
10
13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37

Gross Per Month
TX009 032813
06-14-2018

Norris Industries - LID: 032813
Oil EXP 0.0 10.09%
Gas HYP 0.4 27.20%

Oil Price: 53.49 Gross Oil: 3.63 Gas Price: 3.00 Gross Gas: 26.15
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 72

Norris Industries - PDP reserves all properties



LEASE : MAHON
WELL : 1
FIELD : KRS - MARBLE FALLS
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: JACK, TX
Cum Oil 2.8 MB | Cum Gas 27.3 MM
Cum Water .0 MB
Oil
Water
Gas
14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38

Gross Per Month
TX009 032913
06-14-2018

Norris Industries - LID: 032913
Oil HYP 0.4 28.57%
Gas HYP 0.7 8.00%

Oil Price: 53.49 Gross Oil: 3.06 Gas Price: 3.00 Gross Gas: 231.08
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 205

Norris Industries - PDP reserves all properties



LEASE : PITTARD BEND ARCH RED
WELL : Well Count: 2
FIELD : WHITLEY - JENNINGS SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: COLEMAN, TX
Cum Oil 3.6 MB | Cum Gas 10.7 MM
Cum Water .0 MB
Oil
Water
Gas
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39

Gross Per Month
TX007B031890
06-14-2018

Norris Industries - LID: 031890
Oil HYP 0.3 17.42%
Gas HYP 0.3 72.46%

Oil Price: 53.49 Gross Oil: 2.88 Gas Price: 3.00 Gross Gas: 1.63
Op Ex $/W/M: 1,750 Op Ex $/M: 0 D. Cum CF: 13


LEASE : PITTARD BEND ARCH RED
WELL : Well Count: 2
FIELD : WHITLEY - GRAY SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: COLEMAN, TX
Cum Oil 12.5 MB | Cum Gas 31.9 MM
Cum Water 12.2 MB
Oil
Water
Gas
10000
1000
100
10
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39

Gross Per Month
TX007B031804
06-14-2018

Norris Industries - LID: 031804
Oil HYP 1.7 71.95%
Gas HYP 0.3 65.93%

Oil Price: 53.49 Gross Oil: 16.98 Gas Price: 3.00 Gross Gas: 4.80
Op Ex $/W/M: 1,750 Op Ex $/M: 0 D. Cum CF: 80



LEASE : PITTARD BEND ARCH WHITE
WELL : 3A
FIELD : NOVICE, SW. - GARDNER SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: COLEMAN, TX
Cum Oil 1.0 MB | Cum Gas 11.3 MM
Cum Water 3.3 MB
Oil
Water
Gas
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39

Gross Per Month
TX007B031684
06-14-2018

Norris Industries - LID: 031684
Oil EXP 0.0 7.94%
Gas EXP 0.0 40.59%

Oil Price: 53.49 Gross Oil: 0.05 Gas Price: 3.00 Gross Gas: 0.12
Op Ex $/W/M: 1,120 Op Ex $/M: 0 D. Cum CF: 0

Norris Industries - PDP reserves all properties


LEASE : PITTARD BEND ARCH WHITE
WELL : 2A
FIELD : WHITLEY - GRAY SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: COLEMAN, TX
Cum Oil 4.7 MB | Cum Gas 11.3 MM
Cum Water 1.5 MB
Oil
Water
Gas
1000
100
10
1
14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38

Gross Per Month
TX007B031488
06-14-2018

Norris Industries - LID: 031488
Oil EXP 0.0 11.38%
Gas EXP 0.0 31.26%

Oil Price: 53.49 Gross Oil: 1.84 Gas Price: 3.00 Gross Gas: 2.12
Op Ex $/W/M: 560 Op Ex $/M: 0 D. Cum CF: 9


LEASE : PITTARD BEND ARCH WHITE
WELL : Well Count: 2
FIELD : WHITLEY - JENNINGS SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: COLEMAN, TX
Cum Oil 2.0 MB | Cum Gas 22.6 MM
Cum Water 6.1 MB
Oil
Water
Gas
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39

Gross Per Month
TX007B031723
06-14-2018

Norris Industries - LID: 031723
Oil HYP 0.3 10.88%
Gas EXP 0.0 43.49%

Oil Price: 53.49 Gross Oil: 6.69 Gas Price: 3.00 Gross Gas: 2.58
Op Ex $/W/M: 1,120 Op Ex $/M: 0 D. Cum CF: 31

Norris Industries - PDP reserves all properties



LEASE : STUART '60'
WELL : 12U
FIELD : BIRDSONG - LAKE SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil .0 MB | Cum Gas 521.8 MM
Cum Water .0 MB
Oil
Water
Gas
10
1
.1
.01
100000
10000
1000
100
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20

Gross Per Month
TXG07B158316
06-14-2018

Norris Industries - LID: 158316

Gas HYP 0.1 7.69%

Oil Price: 53.49	Gross Oil: 0.00	Gas Price: 3.00	Gross Gas: 97.25
Op Ex $/W/M: 833	Op Ex $/M: 0	D. Cum CF: 22	

Norris Industries - PDP reserves all properties



LEASE : STUART ESTATE '49'
WELL : 4
FIELD : STRAWN, NW. - CONGLOMERATE
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil .9 MB | Cum Gas 167.3 MM
Cum Water .0 MB
Oil
Water
Gas
08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32

Gross Per Month
TXG07B244717
06-14-2018

Norris Industries - LID: 244717
Oil HYP 0.3 5.85%
Gas EXP 0.0 9.40%

Oil Price: 53.49 Gross Oil: 2.24 Gas Price: 3.00 Gross Gas: 62.38
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 28

Norris Industries - PDP reserves all properties



LEASE : MARSHALL, FANNIE
WELL : Well Count: 6
FIELD : EAST TEXAS
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: GREGG, TX
Cum Oil 652.1 MB | Cum Gas 236.5 MM
Cum Water 3,438.3 MB
Oil
Water
Gas
94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18

Gross Per Month
TX006E007413
06-14-2018

Norris Industries - LID: 007413
Oil HYP 0.7 5.40%
Gas HYP 1.0 9.14%

Oil Price: 53.49 Gross Oil: 65.78 Gas Price: 3.00 Gross Gas: 61.90
Op Ex $/W/M: 5,500 Op Ex $/M: 0 D. Cum CF: 43

Norris Industries - PDP reserves all properties



LEASE : WALDEN, IDA
WELL : Well Count: 2
FIELD : EAST TEXAS
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: GREGG, TX
Cum Oil 214.1 MB | Cum Gas 84.3 MM
Cum Water 2,044.4 MB
Oil
Water
Gas
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17

Gross Per Month
TX006E007419
06-14-2018

Norris Industries - LID: 007419
Oil HYP 0.7 2.58%

Oil Price: 53.49 Gross Oil: 23.16 Gas Price: 3.00 Gross Gas: 0.00
Op Ex $/W/M: 1,000 Op Ex $/M: 0 D. Cum CF: 20


LEASE : STUART '60'
WELL : 12 L
FIELD : STRAWN, NW. - CONGLOMERATE
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil 81.0 MB | Cum Gas 22.0 MM
Cum Water .0 MB
Oil
Water
Gas
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20

Gross Per Month
TX007B027847
06-14-2018

Norris Industries - LID: 027847
Oil HYP 0.5 6.20%

Oil Price: 53.49 Gross Oil: 15.95 Gas Price: 3.00 Gross Gas: 0.00
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 65

Norris Industries - PDP reserves all properties



LEASE : REED MARTIN
WELL : 1
FIELD : KRS - MARBLE FALLS
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: JACK, TX
Cum Oil 18.2 MB | Cum Gas 119.5 MM
Cum Water .0 MB
Oil
Water
Gas

Gross Per Month
TX009 032567
06-14-2018

Norris Industries - LID: 032567
Oil HYP 0.3 7.17%
Gas HYP 0.3 26.33%

Oil Price: 53.49 Gross Oil: 27.56 Gas Price: 3.00 Gross Gas: 162.34
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 617


LEASE : CARPENTER-MARTIN
WELL : 1R
FIELD : LOST VALLEY - CADDO
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: JACK, TX
Cum Oil .4 MB | Cum Gas .0 MM
Cum Water .0 MB
Oil
Water
Gas
17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41

Gross Per Month
TX009 033667
06-14-2018

Norris Industries - LID: 033667
Oil HYP 1.9 83.41%

Oil Price: 53.49 Gross Oil: 0.69 Gas Price: 3.00 Gross Gas: 0.00
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 5


LEASE : STUART ESTATE '49'
WELL : 1
FIELD : IONA HICKEY - CONGLOMERATE
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil 1.9 MB | Cum Gas 536.2 MM
Cum Water .0 MB
Oil
Water
Gas
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22

Gross Per Month
TXG07B147111
06-11-2018

Norris Industries - LID: 147111
Oil HYP 0.3 6.84%
Gas HYP 0.3 10.77%

Oil Price: 53.49 Gross Oil: 29.70 Gas Price: 3.00 Gross Gas: 3,233.12
Op Ex $/W/M: 1,500 Op Ex $/M: 0 D. Cum CF: 2,143


LEASE : STUART ESTATE '61'
WELL : 2
FIELD : IONA HICKEY - CONGLOMERATE
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil 2.0 MB | Cum Gas 507.3 MM
Cum Water .0 MB
Oil
Water
Gas
1000
10
100
1
10
.1
1
.01
100000
10000
1000
100
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23

Gross Per Month
TXG07B151725
06-11-2018

Norris Industries - LID: 151725
Oil HYP 0.3 5.33%
Gas HYP 0.3 10.04%

Oil Price: 53.49 Gross Oil: 32.69 Gas Price: 3.00 Gross Gas: 2, 221. 71
Op Ex $/W/M: 1,200 Op Ex $/M: 0 D. Cum CF: 1,513


LEASE : RATLIFF
WELL : Well Count: 3
FIELD : GRO-TEX - CANYON REEF
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: KING, TX
Cum Oil 26.7 MB | Cum Gas .0 MM
Cum Water 459.5 MB
Oil
Water
Gas
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25

Gross Per Month
TX008A067557
06-11-2018

Norris Industries - LID: 067557
Oil HYP 0.7 8.54%

Oil Price: 53.49 Gross Oil: 101.79 Gas Price: 3.00 Gross Gas: 0.00
Op Ex $/W/M: 3,000 Op Ex $/M: 0 D. Cum CF: 586



LEASE : RATLIFF A
WELL : 8
FIELD : STESCOTT - CANYON
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: KING, TX
Cum Oil 2.7 MB | Cum Gas .0 MM
Cum Water .0 MB
Oil
Water
Gas
12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41

Gross Per Month
TX008A070130
06-11-2018

Norris Industries - LID: 070130
Oil HYP 0.3 7.50%

Oil Price: 53.49 Gross Oil: 24.18 Gas Price: 3.00 Gross Gas: 0.00
Op Ex $/W/M: 833 Op Ex $/M: 0 D. Cum CF: 288

Norris Industries - PDNP reserves all properties



LEASE : STUART ESTATE '61'
WELL : 10
FIELD : BIRDSONG - LAKE SAND
OPERATOR: INTERNATIONAL WESTERN OIL CORP
LOCATION: PALO PINTO, TX
Cum Oil .6 MB | Cum Gas 167.9 MM
Cum Water .0 MB
Oil
Water
Gas
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

Gross Per Month
TXG07B158043 PDNP
06-11-2018

Norris Industries - LID: 158043
Oil HYP 0.7 5.50%
Gas HYP 0.7 10.77%

Oil Price: 53.49 Gross Oil: 48.26 Gas Price: 3.00 Gross Gas: 2,710.16
Op Ex $/W/M: 2,000 Op Ex $/M: 0 D. Cum CF: 1,714